- ---------------------------------------------------------------------------

                                 $130,000,000


                      SECURED GUARANTEED CREDIT AGREEMENT

                          Dated as of March 10, 1995


                                     Among

                     AIR & WATER TECHNOLOGIES CORPORATION

                                      and

                     THE PERSONS LISTED ON ANNEX B HEREOF,
                         as Borrowers and Guarantors,


                THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF,


                      THE FIRST NATIONAL BANK OF CHICAGO
                                      and
                      SOCIETE GENERALE, NEW YORK BRANCH,
                             as Arranging Agents,


                      THE FIRST NATIONAL BANK OF CHICAGO,
                           as Administrative Agent,

                                      and

                       SOCIETE GENERALE, NEW YORK BRANCH
                     as Collateral Agent and Issuing Bank

- ---------------------------------------------------------------------------




ANNEX A                       Banks, Lending Offices and Notice Addresses
ANNEX B                       Borrowers and Guarantors

Schedule 1.02(a)              NOTICE OF BORROWING
Schedule 1.02(b)              NOTICE FOR ISSUANCE OF LETTER OF CREDIT
Schedule 1.03(c)(iv)          NOTICE OF CONVERSION OR CONTINUATION
Schedule 1.05(a)              NOTICE OF PREPAYMENT
Schedule 1.13(d)              CERTIFICATION OF NON-US BANK
Schedule 2.01(a)(i)           [ASSISTANT] SECRETARY'S CERTIFICATE
Schedule 2.01(a)(iv)          OPINION OF COUNSEL TO EACH LOAN PARTY
Schedule 2.01(a)(vi)          OPINION OF COUNSEL TO THE ARRANGING AGENTS
Schedule 3.02                 SCHEDULE OF SUBSIDIARIES
Schedule 3.03                 SCHEDULE OF REQUIRED CONSENTS AND GOVERNMENTAL
                              APPROVALS
Schedule 3.04                 SCHEDULE OF EXISTING OUTSTANDING TAXES
Schedule 3.05                 SCHEDULE OF MATERIAL LITIGATION
Schedule 3.08                 SCHEDULE OF ADDITIONAL MATERIAL ADVERSE FACTS
Schedule 3.10                 SCHEDULE OF ENVIRONMENTAL PERMITS AND CLAIMS
Schedule 3.12                 SCHEDULE OF MULTIEMPLOYER BENEFIT PLANS
Schedule 4.07                 SCHEDULE OF EXISTING INDEBTEDNESS
Schedule 4.08                 SCHEDULE OF EXISTING GUARANTIES
Schedule 4.09                 SCHEDULE OF EXISTING LIENS
Schedule 4.15                 SCHEDULE OF EXISTING INVESTMENTS
Schedule 4.16                 SCHEDULE OF TAXES OF OTHER PERSONS
Schedule 4.17                 SCHEDULE OF EXISTING BENEFIT PLANS
Schedule 4.19                 SCHEDULE OF EXISTING RESTRICTIVE COVENANTS
Schedule 4.20                 SCHEDULE OF EXISTING HAZARDOUS MATERIALS
Schedule 5.01(c)              CERTIFICATE AS TO FINANCIAL STATEMENTS AND
                              DEFAULTS
Schedule 5.01(e)              BORROWING BASE CERTIFICATE
Schedule 5.02(a)              SCHEDULE OF HISTORICAL FINANCIAL INFORMATION
Schedule 10.01                SCHEDULE OF EXISTING LETTERS OF CREDIT
Schedule 10.10(a)             NOTICE OF ASSIGNMENT
Schedule 11.01                SCHEDULE OF PLANNED DISPOSITIONS

EXHIBIT A                     NOTE
EXHIBIT B                     FORM OF SUBSIDIARY SUPPLEMENT










                               TABLE OF CONTENTS


                                                                          Page


                                   ARTICLE 1

                                CREDIT FACILITY

1.01. (a)  Commitment to Lend.............................................. 1
      (b)  Commitment to Issue Letters of Credit.  (i)  Amounts of Letters
            of Credit...................................................... 1
            (ii)  Terms of Letters of Credit............................... 2

1.02. (a)  Manner of Borrowing............................................. 2
     (b)  (i)  Manner of Issuance and Amendment of Letters of
                Credit..................................................... 3
         (ii)  Acquisition of Participations upon Issuance................. 4
        (iii)  Certain Responsibilities in respect of Letters of
                  Credit................................................... 4

1.03.  Interest............................................................ 5
      (a)  Rates........................................................... 5
      (b)  Payment......................................................... 5
      (c)  Conversion and Continuation..................................... 6
      (d)  Maximum Interest Rate........................................... 6

1.04.  Repayment........................................................... 7

1.05.  Prepayments......................................................... 9
      (a)  Optional Prepayments............................................ 9
      (b)  Borrowing Base Mandatory Prepayments............................ 9

1.06.  Limitation on Types of Loans....................................... 10

1.07.  Reduction of Commitments........................................... 10

1.08.  Fees............................................................... 10
      (a)  Commitment Fees................................................ 10
      (b)  Upfront Fees................................................... 10
      (c)  Agents' Fees................................................... 11
      (d)  Letter of Credit Fees.......................................... 11
            (i)  Fronting Bank Fees....................................... 11
            (ii)  Participating Bank Fees................................. 11
      (e)  Fees Non-Refundable............................................ 11

1.09.  Computation of Interest and Fees................................... 11

1.10.  Evidence of Indebtedness........................................... 11

1.11.  Payments by the Borrowers.......................................... 12
      (a)  Time, Place and Manner......................................... 12
      (b)  No Reductions.................................................. 12
      (c)  Authorization to Charge Accounts............................... 12
      (d)  Extension of Payment Dates..................................... 13

1.12.  Distribution of Payments by the Administrative Agent............... 13

1.13.  Taxes.............................................................. 13
      (a)  Taxes Payable by the Borrowers................................. 13
      (b)  Taxes Payable by the Administrative Agent or any
            Bank.......................................................... 14
      (c)  Credits and Deductions......................................... 14
      (d)  Exemption from U.S. Withholding Taxes.......................... 15

1.14.  Pro Rata Treatment................................................. 16

                                   ARTICLE 2

                        CONDITIONS TO CREDIT EXTENSIONS

2.01.  Conditions to Initial Credit Extensions............................ 16

2.02.  Conditions to Each Credit Extension................................ 18

                                   ARTICLE 3

                    CERTAIN REPRESENTATIONS AND WARRANTIES

3.01.  Organization; Power; Qualification................................. 20

3.02.  Subsidiaries....................................................... 20

3.03.  Authorization; Enforceability; Required Consents; Absence of
         Conflicts........................................................ 20

3.04.  Taxes.............................................................. 21

3.05.  Litigation......................................................... 21

3.06.  Burdensome Provisions.............................................. 21

3.07.  No Adverse Change or Event......................................... 21

3.08.  Additional Adverse Facts........................................... 22

3.09.  Investment Company Act............................................. 22

3.10.  Environmental Laws................................................. 22

3.11.  Pari Passu Status.................................................. 23

3.12.  ERISA.............................................................. 23

3.13.  Security Interest.................................................. 23

                                   ARTICLE 4

                              CERTAIN COVENANTS

A.

4.01. Preservation of Existence and Properties, Scope of Business, Compliance with Law, Payment of Taxes and Claims, Preservation of
        Enforceability.................................................... 24

4.02.  Insurance.......................................................... 24

4.03.  Use of Proceeds.................................................... 24

4.04.  Additional Subsidiaries............................................ 24

4.05.  Additional Real Property........................................... 25

4.06.  Filing of Termination Statements and Releases under Existing Credit
        Agreement......................................................... 25

B.

4.07.  Indebtedness....................................................... 25

4.08.  Guaranties......................................................... 26

4.09.  Liens.............................................................. 26

4.10.  Restricted Payments................................................ 26

4.11.  Merger or Consolidation............................................ 27

4.12.  Disposition of Assets.............................................. 27

4.13.  Capital Expenditures............................................... 27

4.14.  Operating Leases; Bonding Agreements............................... 28

4.15.  Investments........................................................ 28

4.16.  Taxes of Other Persons............................................. 29

4.17.  Benefit Plans...................................................... 29

4.18.  Transactions with Affiliates....................................... 30

4.19.  Limitation on Restrictive Covenants................................ 30

4.20.  Substance Storage and Disposal..................................... 30

4.21.  Debt Repurchase.................................................... 30

C.

4.22.  Minimum Adjusted Consolidated Net Worth............................ 30

4.23.  Current Ratio...................................................... 31

4.24.  Interest Coverage.................................................. 31

4.25.  Cash Flow Coverage Ratio........................................... 31

4.26.  Leverage Ratio..................................................... 31

                                   ARTICLE 5

                                 INFORMATION

5.01.  Information to Be Furnished........................................ 31
      (a)  Quarterly Financial Statements................................. 31
      (b)  Year End Financial Statements; Accountants'
            Certificate................................................... 32
      (c)  Officer's Certificate as to Financial Statements and
            Defaults...................................................... 32
      (d)  Borrowing Base Certificates.................................... 32
      (e)  Financial Statements of CGE.................................... 33
      (f)  Reports and Filings............................................ 33
      (g)  Requested Information.......................................... 33
      (h)  Notice of Defaults, Material Adverse Changes and Other
            Matters....................................................... 33

5.02.  Accuracy of Financial Statements and Information................... 34
      (a)  Historical Financial Statements................................ 34
      (b)  Future Financial Statements.................................... 34
      (c)  Historical Information......................................... 34
      (d)  Future Information............................................. 34

5.03.  Additional Covenants Relating to Disclosure........................ 35
      (a)  Accounting Methods and Financial Records....................... 35
      (b)  Fiscal Year.................................................... 35
      (c)  Visits, Inspections and Discussions............................ 35

5.04.  Authorization of Third Parties to Deliver Information and Discuss
        Affairs........................................................... 36

                                   ARTICLE 6

                                   DEFAULT

6.01.  Events of Default.................................................. 36

6.02.  Remedies upon Event of Default..................................... 39

                                   ARTICLE 7

                     ADDITIONAL CREDIT FACILITY PROVISIONS

7.01.  Mandatory Suspension and Conversion of Eurodollar Rate
      Loans............................................................... 40

7.02.  Regulatory Changes................................................. 41

7.03.  Capital Requirements............................................... 42

7.04.  Funding Losses..................................................... 42

7.05.  Certain Determinations............................................. 42

7.06.  Change of Lending Office........................................... 43

7.07.  Replacement of Affected Banks...................................... 43

                                   ARTICLE 8

                                  GUARANTIES

8.01.  Guaranties......................................................... 44
      (a)  General........................................................ 44
      (b)  Limitation on Guaranties....................................... 44
      (c)  Nature of Guarantors' Obligations.............................. 44
      (d)  No Release of Guarantors....................................... 44
      (e)  Certain Other Waivers.......................................... 45

                                   ARTICLE 9

                                  THE AGENTS

9.01.  Appointment and Powers............................................. 45

9.02.  Limitation on Liability of Agents.................................. 45

9.03.  Defaults........................................................... 46

9.04.  Rights as a Bank................................................... 46

9.05.  Indemnification.................................................... 47

9.06.  Non Reliance on Agents, the Issuing Bank and Other
      Banks.....................................................................
      47

9.07.  Execution and Amendment of Loan Documents on Behalf of the
      Banks.............................................................. 47

9.08.  Resignation of the Administrative Agent............................ 48

9.09.  Resignation of the Collateral Agent................................ 49

                                  ARTICLE 10

                                MISCELLANEOUS

10.01.  Notices and Deliveries............................................ 49
      (a)  Notices and Materials Other than Collateral.................... 49
            (i)  Manner of Delivery....................................... 49
            (ii)  Addresses............................................... 50
            (iii)  Effectiveness.......................................... 51
             (iv)  Reasonable Notice...................................... 52
      (b)  Collateral..................................................... 52

10.02.  Expenses; Indemnification......................................... 52

10.03.  Amounts Payable Due upon Request for Payment...................... 54

10.04.  Remedies of the Essence........................................... 55

10.05.  Rights Cumulative................................................. 55

10.06.  Disclosures....................................................... 55

10.07.  Amendments; Waivers............................................... 55

10.08.  Set-Off; Suspension of Payment and Performance.................... 56

10.09. Sharing of Recoveries.............................................. 56

10.10.  Assignments and Participations.................................... 57
      (a)  Assignments.................................................... 57
      (b)  Participations................................................. 58

10.11.  Governing Law..................................................... 59

10.12.  Judicial Proceedings; Waiver of Jury Trial........................ 60

10.13.  Judgment Currency................................................. 60

10.14.  LIMITATION OF LIABILITY........................................... 61

10.15.  Severability of Provisions........................................ 61

10.16.  Counterparts...................................................... 61

10.17.  Survival of Obligations........................................... 61

10.18.  Entire Agreement.................................................. 61

10.19.  Successors and Assigns............................................ 61

10.20.  Cash Collateral................................................... 61

10.21.  Registered Notes.................................................. 62

                                  ARTICLE 11

                                INTERPRETATION

11.01.  Defined Terms..................................................... 62

11.02.  Other Interpretive Provisions..................................... 90

11.03.  Accounting Matters................................................ 91

11.04.  Representations and Warranties.................................... 92

11.05.  Captions.......................................................... 92

11.06.  Interpretation of Related Documents............................... 92

ANNEX A                       Banks, Lending Offices and Notice Addresses
ANNEX B                       Borrowers and Guarantors

Schedule 1.02(a)              NOTICE OF BORROWING
Schedule 1.02(b)              NOTICE FOR ISSUANCE OF LETTER OF CREDIT
Schedule 1.03(c)(iv)          NOTICE OF CONVERSION OR CONTINUATION
Schedule 1.05(a)              NOTICE OF PREPAYMENT
Schedule 1.13(d)              CERTIFICATION OF NON-US BANK
Schedule 2.01(a)(i)           [ASSISTANT] SECRETARY'S CERTIFICATE
Schedule 2.01(a)(iv)          OPINION OF COUNSEL TO EACH LOAN PARTY
Schedule 2.01(a)(vi)          OPINION OF COUNSEL TO THE ARRANGING AGENTS
Schedule 3.02                 SCHEDULE OF SUBSIDIARIES
Schedule 3.03                 SCHEDULE OF REQUIRED CONSENTS AND GOVERNMENTAL
                              APPROVALS
Schedule 3.04                 SCHEDULE OF EXISTING OUTSTANDING TAXES
Schedule 3.05                 SCHEDULE OF MATERIAL LITIGATION
Schedule 3.08                 SCHEDULE OF ADDITIONAL MATERIAL ADVERSE FACTS
Schedule 3.10                 SCHEDULE OF ENVIRONMENTAL PERMITS AND CLAIMS
Schedule 3.12                 SCHEDULE OF MULTIEMPLOYER BENEFIT PLANS
Schedule 4.07                 SCHEDULE OF EXISTING INDEBTEDNESS
Schedule 4.08                 SCHEDULE OF EXISTING GUARANTIES
Schedule 4.09                 SCHEDULE OF EXISTING LIENS
Schedule 4.15                 SCHEDULE OF EXISTING INVESTMENTS
Schedule 4.16                 SCHEDULE OF TAXES OF OTHER PERSONS
Schedule 4.17                 SCHEDULE OF EXISTING BENEFIT PLANS
Schedule 4.19                 SCHEDULE OF EXISTING RESTRICTIVE COVENANTS
Schedule 4.20                 SCHEDULE OF EXISTING HAZARDOUS MATERIALS
Schedule 5.01(c)              CERTIFICATE AS TO FINANCIAL STATEMENTS AND
                              DEFAULTS
Schedule 5.01(e)              BORROWING BASE CERTIFICATE
Schedule 5.02(a)              SCHEDULE OF HISTORICAL FINANCIAL INFORMATION
Schedule 10.01                SCHEDULE OF EXISTING LETTERS OF CREDIT
Schedule 10.10(a)             NOTICE OF ASSIGNMENT
Schedule 11.01                SCHEDULE OF PLANNED DISPOSITIONS

EXHIBIT A                     NOTE
EXHIBIT B                     FORM OF SUBSIDIARY SUPPLEMENT






                      SECURED GUARANTEED CREDIT AGREEMENT

                          Dated as of March 10, 1995


             AIR & WATER TECHNOLOGIES CORPORATION, a Delaware corporation ("AWT"), THE PERSONS LISTED ON ANNEX B HEREOF, together with AWT, as Borrowers or Guarantors, or both, the BANKS listed on the signature pages hereof, THE FIRST NATIONAL BANK OF CHICAGO and SOCIETE GENERALE, as Arranging Agents, THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent and SOCIETE GENERALE, NEW YORK BRANCH, as Collateral Agent and Issuing Bank, agree as follows (with certain terms used herein being defined in Article 11):

                                   ARTICLE 1

                                CREDIT FACILITY

            Section 1.01. (a) Commitment to Lend. Upon the terms and subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Agreement Date through the Termination Date, one or more Loans to one or more Borrowers in an aggregate unpaid principal amount not exceeding at any time the lesser of (i) such Bank's Commitment at such time minus, in the case of a Participating Bank, the aggregate of such Bank's Letter of Credit Amounts at such time and (ii) the Borrowing Base at such time minus the aggregate unpaid principal amount of all Loans made by the Banks other than Loans made by such Bank. Subject to Section 1.06 and the other terms and conditions of this Agreement, the Loans made to a Borrower may, at the option of such Borrower, be made as, and from time to time continued as or converted into, Base Rate or Eurodollar Rate Loans of any permitted Type, or any combination thereof. The aggregate amount of the Commitments on the Agreement Date is $130,000,000.

            (b) Commitment to Issue Letters of Credit. (i) Amounts of Letters of Credit. Upon the terms and subject to the conditions of this Agreement, the Issuing Bank shall issue, from time to time during the period from the Agreement Date through the Termination Date, one or more Letters of Credit for the account of one or more Borrowers, provided that (A) the aggregate of all Letter of Credit Amounts together with the aggregate unpaid principal amount of all Loans at any time shall not exceed the aggregate amount of the Commitments at such time and (B) in the case of a Participating Bank, the aggregate of such Participating Bank's Letter of Credit Amounts together with such Participating Bank's Loans at any time shall not exceed such Participating Bank's Commitment at such time.

            (ii)  Terms of Letters of Credit.  Each Letter of Credit:

            (A) May be either (1) a documentary Letter of Credit in support of trade obligations of AWT, its Consolidated Subsidiaries or its other Affiliates or (2) a standby Letter of Credit in support of other Liabilities of AWT, its Consolidated Subsidiaries or its other Affiliates, in each case, that arise in the ordinary course of business and are in respect of general corporate purposes of AWT, such Consolidated Subsidiaries or such other Affiliates, as the case may be, provided that the face amount of all such Letters of Credit issued in support of the trade obligations and other Liabilities of Affiliates of AWT other than Consolidated Subsidiaries does not exceed $2,000,000 in the aggregate at any time;

            (B) Shall be (1) denominated only in Approved Currencies, provided, however, that a Letter of Credit denominated in a currency other than Dollars shall be issued on terms and conditions satisfactory to the Issuing Bank, (2) in a stated amount of not less than $5,000;

            (C) Shall have an expiration date occurring not later than the Termination Date; and

            (D) May contain such other terms and conditions as may be approved by the Issuing Bank and the Administrative Agent.

            Section 1.02. (a) Manner of Borrowing. (i) A Borrower shall give the Administrative Agent notice (which shall be irrevocable) no later than 10:00 a.m. (Chicago time) on, in the case of Base Rate Loans, the requested date for the making of such Loans, and, in the case of Eurodollar Rate Loans, the third Eurodollar Business Day before the requested date for the making of such Loans. Each such notice shall be telephonic, with written confirmation in the form of Schedule 1.02(a) to be made on the same day of such telephonic notice, and shall specify (A) the requested date for the making of the requested Loans, which shall be, in the case of Base Rate Loans, a Business Day and, in the case of Eurodollar Rate Loans, a Eurodollar Business Day, (B) the Type or Types of Loans requested and (C) the amount of each such Type of Loan, the aggregate of which amounts for all Types of Loans requested to be made on the requested date shall be not less than the lesser of (I)(x) in the case of Eurodollar Rate Loans, $2,000,000 and (y) in the case of Base Rate Loans, $1,500,000, or, in either case, any integral multiple of $500,000 in excess thereof and (II) the maximum amount that can then be borrowed hereunder. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and of the amount and Type of each Loan to be made by such Bank on the requested date specified therein.

            (ii) Not later than 1:00 p.m. (Chicago time) on each requested date for the making of Loans, each Bank shall make available to the Administrative Agent, in Dollars in funds immediately available to the Administrative Agent at the Administrative Agent's Office, the Loans to be made by such Bank on such date. Any Bank's failure to make any Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.

            (iii) Unless the Administrative Agent shall have received notice from a Bank prior to 12:00 noon (Chicago time) on the requested date for the making of any Loans that such Bank will not make available to the Administrative Agent the Loans requested to be made by such Bank on such date, the Administrative Agent may assume that such Bank has made such Loans available to the Administrative Agent on such date in accordance with Section 1.02(a)(ii) and the Administrative Agent in its sole discretion may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Administrative Agent the Loans requested to be made by such Bank on such date and the Administrative Agent shall have so made available to such Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Administrative Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Administrative Agent to such Borrower until the date such amount shall have been repaid to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate. If such Bank does not pay such corresponding amount promptly upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify such Borrower and such Borrower shall immediately repay such corresponding amount to the Administrative Agent together with accrued interest thereon at the applicable rate or rates provided in Section 1.03(a).

            (iv) All Loans made available to the Administrative Agent in accordance with Section 1.02(a)(ii) shall be disbursed by the Administrative Agent not later than 1:00 p.m. (Chicago time) on the requested date therefor in Dollars in funds immediately available to the applicable Borrower by credit to an account of such Borrower at the Administrative Agent's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Administrative Agent.

            (b)  (i)  Manner of Issuance and Amendment of Letters of Credit.
(A) A Borrower shall request the issuance or amendment of a Letter of Credit by delivering to the Issuing Bank (with a copy to the Administrative Agent), at least 3 Business Days before the requested date of such issuance or amendment, (1) in the case of any such issuance or amendment, a duly completed and executed request for the issuance or amendment of such Letter of Credit substantially in the form of Schedule 1.02(b) (to which request shall be attached, in the case of a request for a standby Letter of Credit, the duly executed form attached as Exhibit A to Schedule 1.02(b), with a notation on such form indicating that such letter of credit is a Letter of Credit issued pursuant to and in accordance with the terms of the Credit Agreement), provided that if such request is transmitted to the Issuing Bank by facsimile, the original of such request shall be provided to the Issuing Bank as soon as practicable thereafter, and (2) in the case of any such issuance, if the desired form of Letter of Credit is different from the Issuing Bank's standard form, a copy of such desired form of Letter of Credit.

            (B) The Issuing Bank shall, on the date of each issuance or amendment of a Letter of Credit, give the Administrative Agent, each other Participating Bank and the applicable Borrower notice of such issuance or amendment, accompanied by a copy to the Administrative Agent of such Letter of Credit or amendment.

            (ii) Acquisition of Participations upon Issuance. Upon the date of issuance of a Letter of Credit, the Issuing Bank shall be deemed to have granted to each Participating Bank (other than the Issuing Bank), and each Participating Bank (other than the Issuing Bank) shall be deemed to have acquired from the Issuing Bank, without further action by any party hereto, a participation in such Letter of Credit and any Drawings that may at any time be made thereunder, to the extent of such Bank's Participating Bank Percentage thereof. A Bank that is a Participating Bank with respect to a Letter of Credit shall remain a Participating Bank with respect to that Letter of Credit notwithstanding its later designation, if any, as a Nonparticipating Bank.

            (iii) Certain Responsibilities in respect of Letters of Credit. Neither the Issuing Bank nor any Participating Bank shall be responsible for:

            (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for or issuance of a Letter of Credit;

            (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part;

            (C) the failure of any request for a Drawing under a Letter of Credit to comply fully with conditions required in order to draw on such Letter of Credit, except, in the case only of the Issuing Bank, under the circumstances specified in the proviso to Section 1.04(b)(iv);

            (D) errors, omissions, interruptions or delays in transmissions or delivery of any messages, by mail, cable, telex or otherwise, whether or not in cipher;

            (E)   errors in interpretation of technical terms;

            (F) any loss or delay in the transmission of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof;

            (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any Drawing under such Letter of Credit; and

            (H) any consequence arising from causes beyond the control of the Issuing Bank, including, without limitation, any change in Applicable Law.

            Section 1.03. Interest. (a) Rates. (i) Each Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to (A) so long as it is a Base Rate Loan, the Alternate Base Rate as in effect from time to time and (B) so long as it is a Eurodollar Rate Loan, the applicable Adjusted Eurodollar Rate plus the applicable Eurodollar Rate Margin, (ii) each Drawing shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Alternate Base Rate as in effect from time to time and (iii) each other amount due and payable under the Borrower Loan Documents shall, to the maximum extent permitted by Applicable Law, bear interest at a rate per annum equal to the Alternate Base Rate as in effect from time to time. Any overdue principal of or interest on any Loan or Drawing and, to the maximum extent permitted by Applicable Law, each other amount due and payable under the Borrower Loan Documents shall bear interest at a rate per annum equal to the applicable Post-Default Rate.

            (b) Payment. Interest shall be payable, (i) in the case of Base Rate Loans, on each Interest Payment Date, (ii) in the case of Eurodollar Rate Loans, on the last day of each applicable Interest Period (and, if an Interest Period is longer than three months, at intervals of three months after the first day of such Interest Period), (iii) in the case of any Loan or Drawing, when such Loan or Drawing shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) or, in the case of Loans, converted, but only to the extent then accrued on the amount then so due or converted, and (iv) in the case of all other amounts due and payable under the Borrower Loan Documents, on demand. Interest at the Post-Default Rate shall be payable on demand.

            (c) Conversion and Continuation. (i) All or any part of the principal amount of Loans of any Type may, on any Business Day, be converted into any other Type or Types of Loans.

                  (ii) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into Loans of another Type. Eurodollar Rate Loans of any Type shall continue as Loans of such Type until the end of the then current Interest Period therefor, at which time they shall be automatically converted into Base Rate Loans unless the applicable Borrower shall have given the Administrative Agent notice in accordance with Section 1.03(c)(iv) requesting either that such Loans continue as Loans of such Type for another Interest Period or that such Loans be converted into Loans of another Type at the end of such Interest Period.

                  (iii)  Notwithstanding anything to the contrary contained in
Section 1.03(c)(i) or (ii), during an Event of Default, the Administrative Agent may notify the Borrowers that Loans may only be converted into or continued as Loans of certain specified Types and, thereafter, until no Default shall continue to exist, Loans may not be converted into or continued as Loans of any Type other than one or more of such specified Types.

                  (iv) A Borrower shall give the Administrative Agent notice (which shall be irrevocable) of each conversion of Loans or continuation of Eurodollar Rate Loans no later than 10:00 a.m. (Chicago time) on, in the case of a conversion into Base Rate Loans, the day of, and, in the case of a conversion into or continuation of Eurodollar Rate Loans, the third Eurodollar Business Day before, the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.03(c)(iv) and shall specify (A) the requested date of such conversion or continuation, (B) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of the Loans to be converted or continued and (C) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each Loan to be converted or continued by such Bank and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.

            (d) Maximum Interest Rate. Nothing contained in the Loan Documents shall require any of the Borrowers at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by a Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans or the Drawings, as the case may be.

            Section 1.04. Repayment. (a) The Loans shall mature and become due and payable, and shall be repaid by the Borrowers, in full on the Termination Date.

            (b) (i) Drawings shall mature and become due and payable, and shall be repaid by the applicable Borrower in full on, if disbursed on or prior to 10:00 a.m. (Chicago time), the date such Drawing is disbursed and, if not, the next Business Day.

            (ii) The Issuing Bank shall promptly notify (A) the applicable Borrower, the Administrative Agent and each Participating Bank having a Participation in such Letter of Credit of its receipt of a Drawing request with respect to such Letter of Credit, stating the date and amount of the Drawing requested and, in the case of a Participating Bank, the amount of such Participating Bank's Participating Bank Percentage of such Drawing, and (B) such Borrower of the date and amount of each Drawing made pursuant to such request. The Issuing Bank's failure to give, or delay in giving, any such notice shall not release or diminish the obligations hereunder of such Borrower and each such Participating Bank in respect of such Drawing.

            (iii) If a Borrower fails to pay to the Issuing Bank in full the principal amount of, together with interest accrued on, a Drawing in accordance with Section 1.04(b)(ii), each other Participating Bank that has a Participation in such Letter of Credit shall pay to the Issuing Bank, upon demand, its Participating Bank Percentage of such unpaid amount, in Dollars in funds immediately available to the Issuing Bank at the Issuing Bank's
Office on, if such demand is made not later than 3:00 p.m. on a Business Day, such Business Day, and, if not, the next Business Day, together with interest on such amount from the date of such Drawing until such amount is paid in full at, for the first three days, the Federal Funds Rate and, thereafter, the Base Rate. Upon, but only upon, making such required payment to the Issuing Bank, a Participating Bank shall be entitled to receive its Participating Bank Percentage of the amount which such Borrower has failed to pay, together with interest accrued thereon, and, until such payment in full by such Participating Bank, the Issuing Bank shall hold such Participating Bank's Participating Bank Percentage as collateral for such payment.

            (iv) The obligation of each of the Borrowers and each Participating Bank under this Section 1.04, in the case of a Borrower, to reimburse the Issuing Bank for, and in the case of such Participating Bank, to fund its Participation in unpaid, Drawings together with interest thereon shall be absolute and unconditional under any and all circumstances and irrespective of:

            (A) any setoff, counterclaim or defense to payments which such Borrower or such Participating Bank may at any time have against the Issuing Bank based on (1) any lack of validity or enforceability of this Agreement or any of the other Loan Documents; (2) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (3) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or (4) the occurrence of any Default; and

            (B) the existence of any claim, setoff, other defense or other right which such Borrower or such Participating Bank may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Arranging Agents, the Issuing Bank, any other Participating Bank or any other Person, whether in connection with any Letter of Credit, any Loan Document, or the transactions contemplated therein, or any unrelated transactions (including any underlying transaction between such Borrower and the beneficiary named in any such Letter of Credit);

provided, that no Borrower nor any Participating Bank shall be obligated to reimburse the Issuing Bank or fund its Participation in respect of a Drawing if and to the extent it is determined by a judgment of a court that is binding on the Issuing Bank, that the related disbursement under such Letter of Credit by the Issuing Bank did not comply with the terms of such Letter of Credit as a result of acts or omissions by the Issuing Bank constituting gross negligence, fraud, willful misconduct or knowing violations of Applicable Law. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order without responsibility for further investigation, regardless of any notice or information to the contrary and not thereby constituting a gross negligence, fraud, willful misconduct or knowing violation of Applicable Law.

            (v) (A) If any Bank Nonparticipation occurs with respect to any Bank, (1) the Borrowers and such Bank agree, if requested by the Borrowers, to attempt to locate another Eligible Assignee that desires to accept the assignment of the Loans, Participations, Commitment and other rights and obligations hereunder of such Bank and (2) if such an assignee is located, such Bank agrees to assign its interest in its Loans, Participations, Commitment and other rights and obligations hereunder to such assignee in accordance with Section 10.10. If no such assignment is arranged, the Borrowers may, if no Default exists, upon 10 days' prior notice to such Bank, terminate such Bank's Commitment and thereupon promptly prepay such Bank's Loans and all other amounts payable to such Bank hereunder (including, without limitation, with respect to its Participations and Commitments), and cash collateralize its Participations, provided that prepayments of Eurodollar Rate Loans shall (A) be made on the last day of the applicable Interest Periods or
(B) if made on a day other than the last day of the applicable Interest Periods, be accompanied by the amount, if any, due with respect thereto under
Section 7.04.

            (B) If, as a result of the existence of a Bank Nonparticipation with respect to any Bank, availability under the Commitment is reduced, such Bank shall be deemed to have breached its Commitment and shall be liable to the Borrowers for any damages resulting from such reduction.

            Section 1.05. Prepayments. (a) Optional Prepayments. The Borrowers may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty (but subject to Section 7.04), except that any partial prepayment shall be in an aggregate principal amount of at least
(i) in the case of Eurodollar Rate Loans, $2,000,000 and (ii) in the case of Base Rate Loans, $1,500,000 or, in either case, any integral multiple of $500,000 in excess thereof. A Borrower shall give the Administrative Agent notice of each prepayment pursuant to this Section 1.05(a) no later than 10:00 a.m. (Chicago time) on, in the case of a prepayment of Base Rate Loans, the date of such prepayment, and, in the case of a prepayment of Eurodollar Rate Loans, the third Eurodollar Business Day before the date of such prepayment. Each such notice of prepayment shall be in the form of Schedule 1.05(a) and shall specify (A) the date such prepayment is to be made and (B) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of the Loans to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period of each Loan of such Bank to be prepaid. Amounts to be prepaid pursuant to this Section 1.05(a) shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 1.03(b).

            (b) Borrowing Base Mandatory Prepayments. If at any time the aggregate unpaid principal amount of Loans exceeds the Borrowing Base, the Borrowers shall, upon two Business Days' notice by the Administrative Agent, prepay the Loans in an amount not less than the amount of such excess.
Amounts prepaid pursuant to this Section 1.05 shall be applied first to prepay Base Rate Loans and then to prepay Eurodollar Rate Loans in the order that the Interest Periods for such Loans end. Amounts to be prepaid pursuant to this
Section 1.05 shall be paid on the day or within the time period specified therefor, whether or not such payment would require a prepayment of Eurodollar Rate Loans prior to the last day of an applicable Interest Period or would result in losses, costs or expenses compensable under Section 7.04.

            Section 1.06. Limitation on Types of Loans. Notwithstanding anything to the contrary contained in this Agreement, the Borrowers shall borrow, prepay, convert and continue Loans in a manner such that (a) the aggregate principal amount of Eurodollar Rate Loans of the same Type and having the same Interest Period shall at all times be not less than $2,000,000 and (b) there shall not be, at any one time, more than ten Interest Periods in effect with respect to Eurodollar Rate Loans of all Types.

            Section 1.07. Reduction of Commitments. The Borrowers may reduce the Commitments by giving the Administrative Agent notice (which shall be irrevocable) thereof no later than 10:00 a.m. (Chicago time) on the tenth Business Day before the requested date of such reduction, except that no partial reduction of the Commitments shall be in an aggregate amount less than $2,000,000 or any integral multiple of $500,000 in excess thereof, and no reduction may reduce the Commitments to an amount less than the aggregate amount of the Loans and Letter of Credit Amounts outstanding on such date (after giving effect to any repayment or prepayment of Loans to be made on such date). Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount to which such Bank's Commitment is to be reduced.

            Section 1.08. Fees. (a) Commitment Fees. The Borrowers shall pay to the Administrative Agent for the account of each Bank a commitment fee on the daily unused amount of such Bank's Commitment for each day from the Agreement Date through the Termination Date at a rate per annum equal to the Applicable Commitment Fee Rate, payable on successive Interest Payment Dates, on the Termination Date and on the date the Commitments are terminated in their entirety.

            (b) Upfront Fees. The Borrowers shall, on the Agreement Date, pay to the Administrative Agent for the account of each Bank an upfront fee equal to the product of such Bank's Commitment times the percentage set forth below applicable to such Bank's Initial Commitment.

            Initial Commitment                              Percentage
            ------------------                              ----------

      Greater than or equal to $25,000,000                     0.20%
      $10,000,000 to $24,999,999                               0.10%

            For purposes hereof, "Initial Commitment" means, with respect to any Bank, the amount of such Bank's initial commitment with respect to the credit facility provided for in this Agreement, as set forth in the commitment advice submitted in writing by such Bank to either of the Arranging Agents or, in the case of such two Banks, as otherwise communicated to the Borrowers.

            (c) Agents' Fees. The Borrowers shall pay to each of the Agents, each for its own account, the fees payable to it under the Agents' Fee Letter. Such fees shall be payable in the amounts and at the times provided therein.

            (d) Letter of Credit Fees. (i) Fronting Bank Fees. The Borrowers shall pay to the Issuing Bank, for its own account, (A) a fronting bank fee equal to the greater of (x) 0.25% of the face amount of such Letter of Credit and (y) $250, payable on successive Interest Payment Dates and (B) the standard processing fees of the Issuing Bank for the issuance, reconfirmation, reissuance and amendment of each Letter of Credit with respect thereto, as such processing fees are in effect from time to time.

            (ii) Participating Bank Fees. The Borrowers shall pay to the Administrative Agent, for the account of each Participating Bank, a letter of credit fee on the daily Letter of Credit Amount of each such Participating Bank at a rate equal to the Applicable LC Fee Rate. Such fee shall be payable on successive Interest Payment Dates (commencing with the first Interest Payment Date occurring after the issuance of a Letter of Credit) and on the Termination Date.

            (e)  Fees Non-Refundable.  None of the fees payable under this
Section 1.08 shall be refundable in whole or in part.

            Section 1.09. Computation of Interest and Fees. Interest calculated on the basis of the Adjusted Eurodollar Rate or the Federal Funds Rate and the fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Interest calculated on the basis of the Base Rate shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

            Section 1.10. Evidence of Indebtedness. Each Bank's Loans and the Borrowers' obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and a single Note payable to the order of such Bank, which, subject to Section 10.21, may be a Registered Note. The records of each Bank shall be prima facie evidence of such Bank's Loans and accrued interest thereon and of all payments made in respect thereof. Drawings, Contingent Reimbursement Obligations and Participations, and the Borrowers' obligations to repay Drawings with interest in accordance with the terms of this Agreement and to prepay Contingent Reimbursement Obligations, shall be evidenced by this Agreement and the records of the Issuing Bank. The records of the Issuing Bank shall, absent manifest error, be prima facie evidence of, with respect to each Letter of Credit, the amount of Drawings and the Contingent Reimbursement Obligations thereunder and Participations therein.

            Section 1.11. Payments by the Borrowers. (a) Time, Place and Manner. All payments due to the Administrative Agent under the Borrower Loan Documents shall be made to the Administrative Agent at the Administrative Agent's Office or to such other Person or at such other address as the Administrative Agent may designate by notice to the Borrowers. All payments due to any Bank under the Borrower Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or Drawings or fees, be made to the Administrative Agent at the Administrative Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address as such Bank may designate by notice to the Borrower. All payments due to any Bank under the Borrower Loan Documents, whether made to the Administrative Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of Eurodollar Rate Loans, such Bank's Eurodollar Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. A payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person at such place, no later than 1:00 p.m. (Chicago time) on such day.

            (b) No Reductions. All payments due to the Administrative Agent or any Bank under the Borrower Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrowers thereunder, shall be made, observed or performed by the Borrowers without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

            (c) Authorization to Charge Accounts. To the extent permitted by Applicable Law, each Borrower hereby authorizes the Administrative Agent and each Bank, if and to the extent any amount payable by such Borrower under the Borrower Loan Documents (whether payable to such Person or to any other Person that is the Agent or a Bank) is not otherwise paid when due, to charge such amount against any or all of the accounts of such Borrower with such Person or any of its Affiliates (whether maintained at a branch or office located within or without the United States), with such Borrower remaining liable for any deficiency.

            (d) Extension of Payment Dates. Whenever any payment to the Administrative Agent or any Bank under the Borrower Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, or, in the case of payments of the principal of Eurodollar Rate Loans, a Eurodollar Business Day, such payment shall instead be due on the next succeeding Business or Eurodollar Business Day, as the case may be, unless, in the case of a payment of the principal of Eurodollar Rate Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurodollar Business Day. If the date any payment under the Borrower Loan Documents is due is extended (whether by operation of any Borrower Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

            Section 1.12. Distribution of Payments by the Administrative Agent. (a) The Administrative Agent shall promptly distribute to each Bank its ratable share of each payment received by the Administrative Agent under the Loan Documents for the account of the Banks by credit to an account of such Bank at the Administrative Agent's Office or by wire transfer to an account of such Bank at an office of any other commercial bank located in the United States.

            (b) Unless the Administrative Agent shall have received notice from the applicable Loan Party prior to the date on which any payment is due to the Banks under the Loan Documents that such Loan Party will not make such payment in full, the Administrative Agent may assume that such Loan Party has made such payment in full to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent such Loan Party shall not have so made such payment in full to the Administrative Agent and the Administrative Agent shall have so distributed to any Bank a corresponding amount, such Bank shall, on demand, repay to the Administrative Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Base Rate.

            Section 1.13. Taxes. (a) Taxes Payable by the Borrowers. If under Applicable Law any Tax is required to be withheld or deducted from, or is otherwise payable by a Borrower in connection with, any payment to the Administrative Agent or any Bank under the Loan Documents, such Borrower (i) shall (A) if so required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (B) indemnify the Administrative Agent and such Bank in accordance with the provisions of Section 10.02(d) against its failure so to do and (ii) shall, subject to Section 1.13(d), pay to the Administrative Agent or such Bank, as applicable, such additional amounts as may be necessary so that the net amount received by the Administrative Agent or such Bank with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable under the Loan Documents; provided, however, that no such additional amounts shall be payable on account of the withholding or deduction for any Bank
Taxes. If any Tax is withheld or deducted from, or is otherwise payable by a Borrower in connection with, any payment payable to the Administrative Agent or any Bank under the Loan Documents, such Borrower shall, as soon as possible after the date of such payment, furnish to the Administrative Agent or such Bank, as applicable, the original or a certified copy of a receipt (if any) for such Tax from the applicable taxing authority (or other evidence of payment thereof). If any payment due to the Administrative Agent or any Bank under the Loan Documents is or is expected to be made without withholding or deducting therefrom, or otherwise paying in connection therewith, any Tax payable to any taxing authority, such Borrower shall, within 90 days after any reasonable request from the Administrative Agent or such Bank, as applicable, furnish to the Administrative Agent or such Bank a certificate from such taxing authority, or an opinion of counsel reasonably acceptable to the Administrative Agent or such Bank, in either case stating that no Tax payable to such taxing authority was or is, as the case may be, required to be withheld or deducted from, or otherwise paid by such Borrower in connection with, such payment.

            (b) Taxes Payable by the Administrative Agent or any Bank. The Borrowers shall, promptly upon request by the Administrative Agent or any Bank for the payment thereof (such request to be accompanied by a detailed explanation of the nature and amount of the Taxes at issue), pay to the Administrative Agent or such Bank, as the case may be, (i) all Taxes (other than Bank Taxes) payable by the Administrative Agent or such Bank, as the case may be, with respect to any payment due to the Administrative Agent or such Bank under the Loan Documents and (ii) all Taxes (other than Bank Taxes) payable by the Administrative Agent or such Bank as a result of payments made by any Borrower (whether made to a taxing authority or to the Administrative Agent or such Bank) pursuant to Section 1.13(a) or (b).

            (c) Credits and Deductions. If the Administrative Agent or any Bank is, in its reasonable opinion, able to apply for any credit, deduction or other reduction in Bank Taxes by reason of any payment made by a Borrower under Section 1.13(a) or (b), the Administrative Agent or such Bank, as the case may be, shall use reasonable efforts to obtain such credit, deduction or other reduction and, upon receipt thereof, will pay to such Borrower such amount, not exceeding the increased amount paid by such Borrower, as is equal to the net after-tax value to the Administrative Agent or such Bank, in its reasonable opinion, of such part of such credit, deduction or other reduction allocable to such payment by the Borrower, having regard to all of the Administrative Agent's or such Bank's dealings giving rise to similar credits, deductions or other reductions in relation to the same tax period and to the cost of obtaining the same; provided, however, that (i) the Administrative Agent or such Bank, as the case may be, shall not be obligated to disclose to any Borrower any information regarding its tax affairs or computations and
(ii) nothing in this Section 1.13(c) shall interfere with the right of the Administrative Agent or such Bank to arrange its tax affairs as it deems appropriate.

            (d) Exemption from U.S. Withholding Taxes. (i) There shall be submitted to the Borrowers and the Administrative Agent, (A) on or before the first date that interest or fees are payable to such Bank under the Loan Documents, (1) by each Bank that is not a United States Person, two duly completed and signed copies of Internal Revenue Service Form 1001 or 4224, in either case entitling such Bank to a complete exemption from withholding of any United Stated federal income taxes on all amounts to be received by such Bank under the Loan Documents, or (2) by each Bank that is a Non-US Bank, (aa) a duly completed Internal Revenue Service Form W-8 and (bb) a certification in the form of Schedule 1.13(d) that such Bank is a Non-US Bank and (B) from time to time thereafter, prior to the expiration or obsolescence of any previously delivered form or upon any previously delivered form becoming inaccurate or inapplicable, such further duly completed and signed copies of such forms, in each case entitling such Bank to complete exemption from withholding of United States federal income taxes to the maximum extent to which such Bank is then entitled under Applicable Law. Each Bank shall promptly notify the Borrowers and the Administrative Agent if (I) it is required to modify, withdraw or cancel any form or certificate previously submitted by it or any such form or certificate has otherwise become ineffective or inaccurate or (II) payments to it are or will be subject to withholding of United States federal income taxes to a greater extent than the extent to which payments to it were previously subject. Upon the request of the Borrowers or the Administrative Agent, each Bank that is a United States Person shall from time to time submit to the Borrowers and the Administrative Agent a certificate to the effect that it is such a United States Person and a duly completed Internal Revenue Service Form W-9.

            (ii) Notwithstanding anything to the contrary contained herein, no Borrower shall be required to pay any additional amount in respect of Taxes pursuant to this Section 1.13 or Section 7.02 to any Bank (A) except to the extent Taxes are required to be withheld as a result of a change after the Agreement Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deduction or withholding of Taxes or (B) to the extent withholding is required because such Bank has failed (I) to submit any form or certificate that it is entitled to so submit under Applicable Law or, (II) in the case of a Bank that is a Non-US Bank, to cause its Notes to be issued as Registered Notes.

            Section 1.14. Pro Rata Treatment. Except to the extent otherwise provided herein, (a) Loans of each Type to be made on any day shall be made by the Banks pro rata in accordance with their respective Commitments, (b) Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of Loans of the Type and, in the case of Eurodollar Rate Loans, having the Interest Period being so converted or continued, (c) each reduction in the Commitments shall be made pro rata in accordance with the respective amounts thereof, (d) each payment of the principal of or interest on the Loans, reimbursement of Drawings or of fees (other than the Participating Bank fees payable pursuant to Section 1.08(d)(ii)) shall be made for the account of the Banks pro rata in accordance with the respective amounts thereof then due and payable and (e) each payment of Participating
Bank fees payable with respect to a Letter of Credit pursuant to Section 1.08(d)(ii) shall be made for the account of the Participating Bank having Participations in such Letter of Credit pro rata in accordance with their respective Letter of Credit Amounts with respect to such Letter of Credit.

                                   ARTICLE 2

                        CONDITIONS TO CREDIT EXTENSIONS

            Section 2.01. Conditions to Initial Credit Extensions. The obligation of each Bank to make its initial Loan (or, if no Loans have been made at such time, the obligation of the Issuing Bank to issue the initial Letter of Credit) is subject to the fulfillment of each of the following conditions:

            (a) the Arranging Agents shall have received each of the following, in form and substance satisfactory to the Arranging Agents:

                  (i) a certificate of the Secretary or an Assistant Secretary of each Loan Party, dated the requested date for the making of such Credit Extension, substantially in the form of Schedule 2.01(a)(i), to which shall be attached copies of the resolutions and by-laws referred to in such certificate;

                  (ii) a copy of the certificate of incorporation of each Loan Party, certified, as of a recent date, by the Secretary of State or other appropriate official of such Loan Party's jurisdiction of incorporation;

                  (iii) a good standing certificate with respect to each Loan Party, issued as of a recent date by the Secretary of State or other appropriate official of such Person's jurisdiction of incorporation, together with a confirmation from such Secretary of State or other official, updating the information in such certificate;

                  (iv) an opinion of counsel for each Loan Party, dated the requested date for the making of such Credit Extension, in the form of
      Schedule 2.01(a)(iv), with such changes as the Arranging Agents shall approve;

                  (v)  an opinion of local counsel in New Jersey;

                  (vi) an opinion of counsel for the Arranging Agents, dated the requested date for the making of such Credit Extension, in the form of Schedule 2.01(a)(vi);

                  (vii) a copy of each Governmental Approval and other consent or approval listed on Schedule 3.03;

                  (viii) a certificate of the chairman, chief financial officer or treasurer of AWT, dated the requested date for the making of such Credit Extension, setting forth the manner and degree of detail in which AWT will make the calculations required by paragraph 3 of Schedule 5.01(c);

                  (ix)  a duly executed Note for each Bank;

                  (x)  a duly executed copy of each of the other Loan
      Documents;

                  (xi) either (A) such duly executed UCC-1 financing statements and other documents as the Arranging Agents may request, the filing or recordation of which is necessary or appropriate in the Arranging Agents' determination to create or perfect a security interest in the Collateral under Applicable Law, or (B) evidence of the filing or recordation of the same in such offices as the Arranging Agents shall have specified;

                  (xii) such instruments and other documents as the Arranging Agents may request, the possession of which is necessary or appropriate in the Arranging Agents' determination to create or perfect a security interest in the Collateral under Applicable Law;

                  (xiii)  [intentionally omitted];

                  (xiv) a paid title insurance policy for the Mortgage in scope, form and substance satisfactory to the Arranging Agents;

                  (xv) a Phase I Environmental Report in scope, form and substance satisfactory to, and prepared by an engineering firm approved by, the Arranging Agents;

                  (xvi) certificates of insurance covering all insurance policies and loss payee endorsements required under the Security Agreement and the Mortgage;

                  (xvii)  a Borrowing Base Certificate as of January 31, 1995;
      and

                  (xviii) such additional materials as any Bank may have reasonably requested pursuant to Section 5.01(g);

            (b) all fees payable on or prior to the requested date of such Credit Extension pursuant to Section 1.08, and all amounts payable pursuant to
Section 10.02 for which invoices have been delivered to the Borrowers on or prior to such date, shall have been paid in full or arrangements satisfactory to the Arranging Agents shall have been made to cause them to be paid in full concurrently with such Credit Extension; and

            (c) the Arranging Agents shall be satisfied that, concurrently with the Credit Extension to be made on such date, (i) all outstanding loans and letters of credit under the Existing Credit Agreements will be repaid in full or terminated, replaced or deemed Letters of Credit, as applicable, (ii) all commitments for the making of loans and issuance of letters of credit under the Existing Credit Agreements will be terminated, (iii) all unliquidated receivables subject to a purchase agreement under the Existing Credit Agreements will be repurchased, (iv) all Liens on property of the applicable Borrowers and their respective Subsidiaries securing the Existing Credit Agreements and any related arrangements will be terminated and (v) there will be delivered to the Borrowers (A) such duly executed UCC-3's, notices and releases as are necessary or appropriate to effect or reflect the termination of all such Liens and any related arrangements and (B) all instruments, documents and other property of the applicable Borrower and their respective Subsidiaries constituting or otherwise relating to collateral held by or for the benefit of the lenders under the Existing Credit Agreements.

            Section 2.02. Conditions to Each Credit Extension. The obligation of each Bank to make each Loan requested to be made by it, including its initial Loan, and the obligation of the Issuing Bank to issue each Letter of Credit requested to be issued by it (including, if no loans have been made at such time, the initial Letter of Credit) is subject to the fulfillment of each of the following conditions:

            (a) the Arranging Agents and, in the case of a request for the issuance of a Letter of Credit, the Issuing Bank, shall have received, in the case of a Loan, a notice of borrowing with respect to such Loan complying with the requirements of Section 1.02(a) and, in the case of a Letter of Credit, a request for the issuance of such Letter of Credit complying with the requirements of Section 1.02(b);

            (b) each Loan Document Representation and Warranty shall be true and correct at and as of the time of such Credit Extension (except to the extent such representations and warranties expressly relate to an earlier date), both with and without giving effect to such Credit Extension and all other Credit Extensions and to the application of the proceeds thereof;

            (c) no Default or Borrowing Base Deficiency shall have occurred and be continuing at the time of such Credit Extension or would result from the making of such Credit Extension and all other Credit Extensions or from the application of the proceeds thereof;

            (d) such Bank shall have received such material Information as it may have requested pursuant to Section 5.01(g); and

            (e) such Credit Extension will not contravene any Applicable Law applicable to such Bank.

            Except to the extent that a Borrower shall have disclosed in the notice of borrowing or in the request for the issuance of a Letter of Credit, as applicable, or in a subsequent notice given to, in the case of Loans, the Banks or, in the case of Letters of Credit, the Issuing Bank, prior to 10:00 a.m. (Chicago time) on the requested date of a Credit Extension, that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time of such Credit Extension, the Borrowers shall each be deemed to have made a Representation and Warranty as of the time of such Credit Extension that the conditions specified in such clauses have been fulfilled as of such time. No such disclosure by a Borrower that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time of a requested Credit Extension shall affect the right of each Bank or the Issuing Bank, as the case may be, not to make the Credit Extension requested to be made by it if, in such Person's determination, such condition has not been fulfilled at such time.

                                   ARTICLE 3

                    CERTAIN REPRESENTATIONS AND WARRANTIES

            In order to induce each Bank and the Issuing Bank to enter into this Agreement and to make each Credit Extension requested of it, each of the Borrowers and the Guarantors represents and warrants as follows:

            Section 3.01. Organization; Power; Qualification. Such Person and each of its Material Subsidiaries are corporations or partnerships, as the case may be, duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization, have the corporate or partnership power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing as foreign corporations or partnerships, as the case may be, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and is not reasonably likely to have a Materially Adverse Effect on (a) AWT and its Consolidated Subsidiaries taken as a whole or (b) the Collateral.

            Section 3.02. Subsidiaries. Schedule 3.02 sets forth, as of the Agreement Date, AWT and all of its Subsidiaries, their jurisdictions of organization and the percentages of the various classes of their Capital Securities owned by AWT or another Subsidiary and indicates which Subsidiaries are Consolidated Subsidiaries. AWT or another Subsidiary, as the case may be, has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law) to receive dividends and distributions on, all Capital Securities indicated on Schedule 3.02 as owned by AWT or such Subsidiary, except any such Capital Securities the disposition of which is permitted pursuant to the terms of this Agreement. All such Capital Securities have been duly authorized and issued and are fully paid and nonassessable.

            Section 3.03. Authorization; Enforceability; Required Consents; Absence of Conflicts. Such Person and each of its Subsidiaries has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents to which it is a party and, in the case of a Borrower, to borrow hereunder in the unused amount of the Commitments. This Agreement has been, and each of the other Loan Documents to which such Person or any Subsidiary is a party when delivered to the Arranging Agents will have been, duly executed and delivered by such Person and each Subsidiary that is a party thereto and is, or when so delivered will be, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by such Person and its Subsidiaries of the Loan Documents to which they are parties, and each borrowing hereunder, whether or not in the amount of the unused Commitments, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of such Person or any of its Subsidiaries, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such required under any Applicable Law or Contract as in effect on the Agreement Date, are listed on Schedule 3.03, or (b) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of such Person or any of its Subsidiaries under, (i) any material Contract to which such Person or any of its Subsidiaries is a party or by which such Person or any of its Subsidiaries or any of their respective properties may be bound or (ii) any Applicable Law.

            Section 3.04. Taxes. Such Person and each of its Subsidiaries have (a) filed all material Tax returns required to have been filed by it under Applicable Law, (b) paid all material Taxes that are due and payable by it except for Taxes the failure to have paid which does not contravene Section
4.01 and (c) to the extent required by generally accepted accounting principles, reserved against all material Taxes that are payable by it but are not yet due or that are due and payable by it but have not yet been paid, other than as set forth on Schedule 3.04.

            Section 3.05. Litigation. Except as set forth on Schedule 3.05, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or, to the knowledge of AWT, threatened against or in any other way relating to or affecting (a) AWT or any of its Subsidiaries or any of their respective businesses or properties, (b) any Loan Document or (c) the Collateral, in which there is a reasonable possibility of an adverse decision which would, singly or in the aggregate, have a Materially Adverse Effect on
(x) AWT and its Consolidated Subsidiaries taken as a whole, (y) the Loan Documents or (z) the Collateral.

            Section 3.06. Burdensome Provisions. Neither AWT nor any of its Subsidiaries is a party to or bound by any Contract or Applicable Law, compliance with which could reasonably be expected to have a Materially Adverse Effect on (a) AWT and its Consolidated Subsidiaries taken as a whole,
(b) the Loan Documents or (c) the Collateral.

            Section 3.07. No Adverse Change or Event. Since October 31, 1994, no change in the business, assets, Liabilities, financial condition or results of operations of AWT or any of its Subsidiaries has occurred, and no event has occurred or failed to occur, that has had or might reasonably be expected to have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) AWT and its Consolidated Subsidiaries taken as a whole, (b) the Loan Documents or (c) the Collateral. Such an adverse change may have occurred, and such an event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default shall have occurred and be continuing.

            Section 3.08. Additional Adverse Facts. Except for facts and circumstances disclosed on Schedule 3.05 or Schedule 3.08 or in the notes to the financial statements referred to in Section 5.02(a), no fact or circumstance is known to AWT, as of the Agreement Date, that, either alone or in conjunction with all other such facts and circumstances, has had or might reasonably be expected to have (so far as AWT and its Subsidiaries can reasonably foresee) a Materially Adverse Effect on (a) AWT and its Consolidated Subsidiaries taken as a whole, (b) the Loan Documents or (c) the Collateral.

            Section 3.09. Investment Company Act. Such Person is not an "investment company", within the meaning of the Investment Company Act of 1940.

            Section 3.10.  Environmental Laws.  (a)  Except as set forth on
Schedule 3.10, AWT and its Subsidiaries have obtained all permits, licenses and other authorizations which are required with respect to the operation of their respective businesses under any applicable Environmental Laws, except any permits, licenses and other authorizations the absence of which would not, individually or in the aggregate, have a Materially Adverse Effect on AWT and its Consolidated Subsidiaries taken as a whole.

            (b) Except as set forth on Schedule 3.10, AWT and its Subsidiaries are in full compliance with all terms and conditions of the required permits, licenses and authorizations under, and are in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in, any applicable Environmental Laws or contained in any code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except where such non-compliance would not have a Materially Adverse Effect on AWT and its Consolidated Subsidiaries taken as a whole.

            (c) Except as set forth on Schedule 3.10, there is no Environmental Claim pending or, to the best knowledge of AWT, threatened against AWT or any of its Subsidiaries, which, in any one case or in the aggregate of all such Environmental Claims, might reasonably be expected to have a Materially Adverse Effect on (i) AWT and its Consolidated Subsidiaries taken as a whole, (ii) the Loan Documents or (iii) the Collateral.

            (d) To AWT's best knowledge, no events, conditions, activities, practices, incidents, actions or plans of or taken by AWT or its Subsidiaries are reasonably likely to: (i) interfere with or prevent compliance or continued compliance with any Environmental Laws or with any code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, in any manner which could reasonably be expected to have a Materially Adverse Effect on AWT and its Consolidated Subsidiaries taken as a whole; (ii) give rise to any common law or legal liability, including without limitation liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, or similar state or local laws, which could reasonably be expected to have a Materially Adverse Effect on AWT and its Consolidated Subsidiaries taken as a whole; or
(iii) form the basis of any Environmental Claim, which could reasonably be expected to have a Materially Adverse Effect on (x) AWT and its Consolidated Subsidiaries taken as a whole, (y) the Loan Documents or (z) the Collateral.

            Section 3.11. Pari Passu Status. The Loans and other obligations of such Person to the Banks and the Issuing Bank under the Loan Documents will at all times rank at least pari passu in priority of payment with all of such Persons' other Indebtedness, except as pursuant to a written agreement with the Banks and the Issuing Bank.

            Section 3.12. ERISA. All Benefit Plans are in substantial compliance with ERISA and none is insolvent or in reorganization or has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code. Neither such Person nor any of its Subsidiaries has incurred any material liability (including any material contingent liability) to or on account of any Benefit Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA. No Prohibited Transaction or Reportable Event has occurred with respect to any Benefit Plan, each Benefit Plan meets the minimum funding requirements of Section 412 of the Code, no waiver from such minimum funding requirements has been applied for or approved pursuant to Section 412(d) of the Code and no condition exists which presents a material risk to such Borrower or any of its Subsidiaries of incurring a liability to or on account of any Benefit Plan pursuant to any of the foregoing Sections of ERISA. Except as otherwise disclosed on Schedule 3.12, neither such Person nor any of its Subsidiaries contributes to or maintains a Multiemployer Benefit Plan.

            Section 3.13. Security Interest. The Security Interest constitutes a perfected security interest in all Collateral except to the extent otherwise permitted by the Security Agreement, and the Collateral is not subject to any other Liens except as permitted by Section 4.09.

                                   ARTICLE 4

                               CERTAIN COVENANTS

            From the Agreement Date and until the Repayment Date,

      A. Each of the Borrowers and the Guarantors shall and shall cause each of its Material Subsidiaries to:

            Section 4.01. Preservation of Existence and Properties, Scope of Business, Compliance with Law, Payment of Taxes and Claims, Preservation of Enforceability. (a) Except pursuant to a transaction expressly permitted under Section 4.11 or 4.12, preserve and maintain its corporate or partnership existence, as the case may be, and all of its other franchises, licenses, rights and privileges, (b) preserve, protect and obtain all Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, (c) engage only in businesses in substantially the same fields as the businesses conducted on the Agreement Date and other businesses reasonably related thereto or developed therefrom, (d) comply with Applicable Law, (e) pay or discharge when due all Taxes and all Liabilities that might become a Lien on any of its properties unless being contested in good faith and with adequate reserves therefor and (f) take all action and obtain all consents and Governmental Approvals required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms, except that this Section 4.01 (other than clauses (a), in so far as it requires any Loan Party to preserve its corporate existence, (c) and (f)) shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 4.01, could not reasonably be expected to have a Materially Adverse Effect on (x) AWT and its Consolidated Subsidiaries taken as a whole, (y) the Loan Documents or (z) the Collateral.

            Section 4.02. Insurance. Maintain insurance with responsible insurance companies against at least such risks and in at least such amounts as is customarily maintained by prudent managers engaged in similar businesses, or as may be required by Applicable Law.

            Section 4.03. Use of Proceeds. Use the proceeds of the Loans only (a) to repay in full the Predecessor Indebtedness and (b) for general corporate purposes. None of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock.

            Section 4.04. Additional Subsidiaries. On or prior to the date it forms or acquires any new Material Subsidiary, deliver to the Arranging Agents (a) certificates representing all of the issued and outstanding shares of capital stock of such new Material Subsidiary held by such Person and its Subsidiaries, together with appropriate stock powers, duly endorsed in blank,
(b) a supplement to this Agreement in the form of Exhibit B, duly executed by such new Material Subsidiary whereby such Material Subsidiary agrees to become a Guarantor with respect to the obligations of the Borrowers under the Loan Documents, (c) a security agreement in the form of the Security Agreement, duly executed by such new Material Subsidiary, (d) upon the request of the Required Banks, such documents necessary or appropriate for creating a mortgage and security interest in favor of the Collateral Agent in all interests in real property having a fair market value in excess of $1,000,000 and rents and profits thereof, as the Arranging Agents may request, and (e) such certificates, resolutions, legal opinions, copies of filings and notices, and other materials, relating to such new Material Subsidiary, the documents referred to above and the actions required thereunder, as the Arranging Agents may reasonably request.

            Section 4.05.  Additional Real Property.    On or prior to the
date it acquires any additional interest in real property having a fair market value of more than $1,000,000, upon the request of the Required Banks, deliver to the Arranging Agents (a) such documents necessary or appropriate for creating a mortgage and security interest in favor of the Collateral Agent in such interest and the rents and profits thereof as the Arranging Agents may request and (b) such certificates, resolutions, legal opinions, copies of filings and notices, and other materials, relating to such documents and the actions required thereunder as the Arranging Agents may reasonably request.

            Section 4.06. Filing of Termination Statements and Releases under Existing Credit Agreement. As soon as practicable after the disbursement of the initial Credit Extension, cause the UCC-3's, notices and releases referred above to be filed with or sent to the appropriate Persons to effect or reflect the termination of the Liens and related arrangements referred to above.

      B. No Borrower or Guarantor shall, or shall permit any of its Subsidiaries to, directly or indirectly:

            Section 4.07. Indebtedness. Have any Indebtedness, at any time, except that this Section 4.07 shall not apply to (a) Indebtedness under the Loan Documents, (b) Existing Indebtedness, (c) Indebtedness to any Bank under any swap agreement with such Bank, (d) CGE Subordinated Indebtedness, (e) Permitted Environmental Project Indebtedness, (f) Indebtedness incurred or assumed in connection with financing all or a part of the cost of acquiring any asset, in an aggregate principal amount outstanding not to exceed at any time $10,000,000, (g) Indebtedness in respect of Capitalized Leases and other Indebtedness in an aggregate principal amount outstanding not to exceed at any time $5,000,000, (h) Indebtedness incurred under foreign credit lines, agreements or arrangements in an aggregate principal amount outstanding not to exceed $25,000,000 at any time, (i) Indebtedness owed by AWT or any Subsidiary to a Subsidiary or, in the case of Indebtedness owed by a Subsidiary, to AWT,
(j) Indebtedness consisting of a Guaranty by AWT or any of its Subsidiaries of any Indebtedness of another Subsidiary or AWT, to the extent that the Indebtedness so guaranteed is permitted pursuant to this Section 4.07, and (k) Indebtedness incurred for the purpose of refinancing, renewing, or extending any Indebtedness permitted under clause (b), (f) or (g) above; provided that such refinancings, renewals or extensions shall not increase the amount of such Indebtedness or the amount of collateral securing it.

            Section 4.08. Guaranties. Be obligated, at any time, in respect of any Guaranty, except that this Section 4.08 shall not apply to (a) Existing Guaranties, (b) Letters of Credit and (c) Permitted Guaranties.

            Section 4.09. Liens. Permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this
Section 4.09 shall not apply to Permitted Liens, provided, however, that if, notwithstanding this Section 4.09, any Lien which is prohibited by this Section shall be created or arise, the Liabilities of the Loan Parties under the Loan Documents shall, to the extent such Lien attaches to any asset that does not constitute Collateral or to any asset with respect to which such Lien would be prior to the Security Interest, automatically be secured by such Lien equally and ratably with the other Liabilities secured thereby, and the holder of such other Liabilities, by accepting such Lien, shall be deemed to have agreed thereto and to share with the Banks, on that basis, the proceeds of such Lien, whether or not the Banks' security interest shall be perfected, provided further, however, that notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a default by the applicable Loan Party in the performance or observance of this Section 4.09.

            Section 4.10. Restricted Payments. Make or declare or otherwise become obligated to make any Restricted Payment, except that this Section 4.10 shall not apply to (a) payments of interest currently due on CGE Subordinated Indebtedness, (b) so long as no Default has occurred and is continuing, amounts payable to CGE in consideration for the delivery by CGE of the Comfort Letter, in an aggregate amount not to exceed $1,235,000 per year, (c) with respect to AWT, any repurchase of the 8% Convertible Subordinated Debentures of AWT in accordance with Section 4.21, (d) any repurchase of Capital Securities of AWT or any of its Subsidiaries pursuant to an employee stock option plan, (e) payments of dividends to AWT or a Subsidiary of AWT and pro rata payments of dividends to minority shareholders or (f) payments of dividends on preferred stock.

            Section 4.11. Merger or Consolidation. Merge or consolidate with any Person, except that, if after giving effect thereto no Default would exist, this Section 4.11 shall not apply to (a) any merger or consolidation of any Subsidiary with any one or more other Subsidiaries, provided that (i) if such Subsidiary is a Loan Party, such Subsidiary shall be the continuing Person, or the continuing Person shall assume in writing the obligations of such Loan Party under the Loan Documents and (ii) the continuing Person shall, after giving effect to such merger or consolidation, be in compliance with
Section 4.07, (b) any merger or consolidation of a Borrower or a Guarantor with any other Person provided that (i) no Default shall have occurred or be continuing, both immediately before and after giving effect to such merger or consolidation and (ii) a Borrower or Guarantor, as the case may be, shall be the continuing or surviving corporation or, with the consent of the Agents which consent shall not be unreasonable withheld, the continuing or surviving corporation shall be a corporation, organized under the laws of any State of the United States, which shall expressly assume in writing (in a manner reasonably satisfactory to the Required Banks) all of the obligations of such Borrower or such Guarantor, as the case may be, under the Loan Documents.

            Section 4.12. Disposition of Assets. Sell, lease, license, transfer or otherwise dispose of any asset or any interest therein, except that this Section 4.12 shall not apply to (a) any disposition of any asset or any interest therein in the ordinary course of business, (b) any disposition of any property not used or useful in its business, (c) any disposition of any asset or any interest therein to a Borrower, a Guarantor or a Wholly Owned Subsidiary, (d) any transaction to which any of the other provisions of this Agreement (other than Section 4.18) is by its express terms inapplicable, (e) Planned Dispositions, (f) any liquidation or dissolution of a Subsidiary (x) that is not a Material Subsidiary or (y) in connection with which all or substantially all of the assets of such Subsidiary are distributed to a Borrower or another Wholly Owned Subsidiary and (g) any other disposition, so long as no Default shall have occurred and be continuing immediately prior or after giving effect to such disposition and such disposition is a sale to any Person in an amount not less than the fair market value of the assets sold net of the liabilities assumed, as determined in the good faith judgment of the Board of Directors of the applicable Person and the net proceeds for all of the Borrowers and Guarantors attributable to such assets shall not exceed $2,500,000 per annum.

            Section 4.13. Capital Expenditures. Make or be obligated at any time to make Capital Expenditures in any fiscal year of AWT in excess of $20,000,000 per annum in the aggregate for AWT and its Consolidated Subsidiaries, on a consolidated basis; provided, that if, in any fiscal year, the aggregate amount of Capital Expenditures made by AWT and its Consolidated Subsidiaries shall be less than $20,000,000, the amount of such difference may be carried forward to any subsequent fiscal year, so long as the aggregate amount of Capital Expenditures made by AWT and its Consolidated Subsidiaries, on a consolidated basis, does not exceed $60,000,000 in the aggregate during the term of this Agreement.

            Section 4.14. Operating Leases; Bonding Agreements. (a) Be obligated, at any time, under operating leases to make rental payments in any fiscal year of AWT in excess, for leases with a term in excess of one year, of $20,000,000 per annum in the aggregate for AWT and its Consolidated Subsidiaries, on a consolidated basis.

            (b) Effect any extension or replacement of the Bonding Agreements without the prior written consent of the Agents which consent shall not be unreasonably withheld.

            (c) Use any Letter of Credit to secure any amounts due or to become due under the Bonding Agreements or any related bond, except for a Letter of Credit in the amount of $1,000,000 or less outstanding on the date hereof and any renewal thereof.

            Section 4.15. Investments. Make or acquire any Investment or have any Investment outstanding, except that this Section 4.15 shall not apply to (a) Existing Investments, (b) Money Market Investments, (c) extensions of trade credit in the ordinary course of business, but only if and so long as the same are payable on customary trade terms, (d) loans and advances to employees of the Borrowers, the Guarantors and their respective Subsidiaries in the ordinary course of business in an amount not exceeding $3,000,000 outstanding at any time in the aggregate for the Borrowers, the Guarantors and their respective Subsidiaries, (e) operating deposit accounts (i) with any of the Banks, the Lockbox Banks or the Blocked Account Banks, (ii) with any banking institution maintained in the ordinary course of business, but only so long as no more than 15 days has elapsed from the date on which the Collateral Agent has, upon the occurrence and during the continuance of a Default, requested in accordance with the terms of the Security Agreement that such banking institution execute a Lockbox Agreement or a Blocked Account
Agreement, or (iii) in the case of any foreign Subsidiary, with any local banking institution maintained in the ordinary course of business, (f) operating deposit accounts with commercial banks organized under the laws of the United States or a State thereof, provided that the amount on deposit (x) in any single account shall not exceed $50,000 and (y) in all such accounts shall not exceed $500,000 in the aggregate, in each case at any time, (g) Investments of the Borrowers and their Subsidiaries in accounts and notes receivable arising in the ordinary course of business, (h) Investments by a Borrower or any Subsidiary in any other Borrower or any Subsidiary, (i) Investments in environmental treatment facilities, projects and other joint ventures (or other facilities, projects and joint ventures in any business in which a Borrower or Subsidiary is permitted to engage pursuant to Section
4.01) entered into in the normal course of business, no one of which (other than any with the Puerto Rican Aqueduct and Sewer Authority) shall exceed $10,000,000 (each such facility, project or joint venture, a "Permitted Project"); provided that in each instance (i) a firm service, operation, maintenance or management contract (a "Service Contract") is in existence for such facility, project or joint venture, and (ii) such Borrower or such Subsidiary, as the case may be, will receive a cash return on the Investment equal in aggregate amount to such Investment within the term of such Service Contract (for purposes of computing the amount of an Investment in any facility, project or joint venture as of a particular date, the initial amount of such Investment shall be reduced by the amount of any cash return received by the relevant Borrower or Subsidiary in respect of such Investment prior to the date of such determination, and for the purposes of computing the cash return in clause (ii) above, the following items shall be considered: (w) profits from the related Service Contracts, (x) profits from related services which such Borrower or such Subsidiary, as the case may be, generates from such Investment, (y) tax benefits realized by such Borrower or such Subsidiary, as the case may be, as a result of such Investment, and (z) proceeds received from the sale of all or a portion of the ownership interest in such Investment, (j) Investments held in trust in connection with projects being undertaken by AWT or any of its Subsidiaries; provided that such Investments or the proceeds of such Investments are applied to the payment of principal of or interest on Indebtedness incurred in connection with any such project or to the payment of expenditures for or, to the extent such project is a Permitted Project, additional Investments in such project, (k) Investments (in addition to those existing as of the Agreement Date) not in excess of $5,000,000 in the aggregate in AWT's existing facilities located in Baltimore, Maryland and Auburn, Alabama which are described on Schedule 4.15 and (l) Investments not otherwise permitted by clauses (a) through (k) not exceeding $5,000,000 outstanding at any time.

            Section 4.16. Taxes of Other Persons. (a) File a consolidated tax return with any other Person other than, in the case of a Borrower or a Guarantor, a Consolidated Subsidiary and, in the case of any such Subsidiary, AWT or a Consolidated Subsidiary, or (b) except as required by Applicable Law, in the ordinary course of business for similarly situated companies or as listed on Schedule 4.16, pay or enter into any Contract to pay any Taxes owing by any Person other than AWT or a Consolidated Subsidiary.

            Section 4.17. Benefit Plans. (a) Have, or permit any of its ERISA Affiliates to have, any Benefit Plan other than an Existing Benefit Plan or (b) permit any Existing Benefit Plan (other than a Multiemployer Benefit
Plan) to have a Funded Current Liability Percentage of less than 60% in respect of AWT and its Consolidated Subsidiaries taken as a whole.

            Section 4.18. Transactions with Affiliates. Effect any material transaction with any Affiliate that is on a basis less favorable than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party, other than (a) the payment of any amounts to CGE in accordance with Section 4.10 or (b) any exchange, transfer or provision of technical know-how or design or consulting services, in each case (i) by CGE or any of its Subsidiaries to AWT or any of its Subsidiaries or (ii) to the extent permitted by Applicable Law, by AWT or any of its Subsidiaries to CGE or any of its Subsidiaries.

            Section 4.19. Limitation on Restrictive Covenants. Permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Subsidiary (other than a Borrower) to (a) pay dividends or make any other distributions on shares of its capital stock held by such Person or any other Subsidiary, (b) pay any obligation owed to such Person or any other Subsidiary, (c) make any loans or advances to or investments in such Person or in any other Subsidiary,
(d) transfer any of its property or assets to such Person or any other Subsidiary or (e) create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom, except that this Section 4.19 shall not apply to Permitted Restrictive Covenants.

            Section 4.20. Substance Storage and Disposal. Except as set forth on Schedule 4.20, permit any Hazardous Materials or other substances the improper release or disposal of which could result in the incurrence by such Person or any of its Subsidiaries of remedial obligations under Applicable Law, to be brought onto or stored on the properties owned or leased by it except for (a) substances to be used in connection with the business of such Person and its Subsidiaries, pending and during such use, and (b) substances that were generated or used in connection with such business, pending their disposal.

            Section 4.21. Debt Repurchase. In the case of AWT, effect any repurchase or renewal of the 8% Convertible Subordinated Debentures of AWT, other than such a renewal or repurchase accompanied, substantially simultaneously, by an contribution of equity or CGE Subordinated Indebtedness in the amount of such renewal or repurchase by CGE to AWT.

      C. AWT and its Consolidated Subsidiaries on a consolidated basis shall not:

            Section 4.22. Minimum Adjusted Consolidated Net Worth. Permit Adjusted Consolidated Net Worth to be less than (i) at any time during the period from January 31, 1995 to and including October 31, 1995, $175,000,000,
(ii) at any time during the period from November 1, 1995 to and including October 31, 1996, $180,000,000 and (iii) at any time on or after November 1, 1996, $190,000,000.

            Section 4.23. Current Ratio. Permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities to be less than (a) at any time during the period from January 31, 1995, to and including October 31, 1995, 0.8 to 1.0 and (b) at any time on or after November 1, 1995, 0.9 to 1.0.

            Section 4.24. Interest Coverage. Permit the Interest Coverage Ratio to be less than (a) for the fiscal quarter ending on April 30, 1995,
0.40 to 1.0, (b) for the fiscal quarter ending on July 31, 1995, 0.65 to 1.0,
(c) for the period of four consecutive fiscal quarters ending on October 31, 1995, 0.9 to 1.0, (d) for any period of four consecutive fiscal quarters ending after October 31, 1995, and on or before October 31, 1996, 1.5 to 1.0 and (e) for any period of four consecutive fiscal quarters ending after October 31, 1996, 2.0 to 1.0.

            Section 4.25. Cash Flow Coverage Ratio. Permit the Cash Flow Coverage Ratio to be less than (a) for the fiscal quarter ending April 30, 1995, 0.30 to 1.0, (b) for the fiscal quarter ending on July 31, 1995, 0.45 to 1.0, (c) for the period of four consecutive fiscal quarters ending on October 31, 1995, 0.65 to 1.0, (d) for any period of four consecutive fiscal quarters ending after October 31, 1995, and on or before October 31, 1996, 1.0 to 1.0 and (e) for any period of four consecutive fiscal quarters ending after October 31, 1996, 1.2 to 1.0.

            Section 4.26. Leverage Ratio. Permit the Leverage Ratio to be greater than (a) at any time during the period from January 31, 1995, to and including October 31, 1995, 0.58 to 1.0 and (b) at any time after November 1, 1995, 0.55 to 1.0.


                                   ARTICLE 5

                                  INFORMATION

            Section 5.01. Information to Be Furnished. From the Agreement Date and until the Repayment Date, AWT shall furnish to the Administrative Agent with sufficient copies for each Bank:

            (a) Quarterly Financial Statements. As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of AWT, commencing with the quarterly period ending April 30, 1995, consolidated balance sheets of AWT and its Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of income, stockholders' equity and cash flows of AWT and its Consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year.

            (b) Year-End Financial Statements; Accountants' Certificate. As soon as available and in any event within 90 days after the end of each fiscal year of AWT, commencing with the fiscal year ended October 31, 1995:

                  (i) consolidated balance sheets of AWT and its Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows of AWT and its Consolidated Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year;

                  (ii) an audit report of Arthur Andersen LLP, McGladrey & Pullen or other independent certified public accountants of nationally recognized standing or as otherwise approved in writing by the Arranging Agents, which report shall state that such consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of AWT and the Consolidated Subsidiaries in conformity with Generally Accepted Accounting Principles as at the end for such fiscal year; and

                  (iii) a certificate of such accountants addressed to the Banks and in form and substance satisfactory to the Arranging Agents (A) confirming that AWT is authorized to deliver their report referred to in clause (ii) to the Banks pursuant to this Agreement, (B) stating that, in making the examination necessary for their report on such consolidated financial statements, nothing came to their attention that caused them to believe that, as of the date of such financial statements, any Default exists or, if such is not the case, specifying such Default and its nature, when it occurred and whether it is continuing and (C) having attached the calculations required to establish whether or not the AWT was in compliance with the covenants contained in Sections 4.22, 4.23, 4.24, 4.25 and 4.26.

            (c) Officer's Certificate as to Financial Statements and Defaults. At the time that financial statements are furnished pursuant to
Section 5.01(a) or (b), a certificate of the chairman or chief financial officer of AWT in the form of Schedule 5.01(c).

            (d) Borrowing Base Certificates. Within 15 days after any request therefor by any Bank and within 15 days after the last day of each month, commencing with the month in which the Agreement Date occurs, a Borrowing Base Certificate as of the date of the request therefor or the last day of such month, as applicable.

            (e) Financial Statements of CGE. As soon as available to AWT, commencing with the fiscal year ended December 31, 1994, the annual report of CGE;

            (f) Reports and Filings. (i) Promptly upon receipt thereof, copies of all reports, if any, submitted to AWT or any of its publicly held Material Subsidiaries, or the Board of Directors of AWT or any of its publicly held Material Subsidiaries, by its independent certified public accountants, including any management letter; (ii) as soon as practicable, copies of all such financial statements and reports as AWT or any of its publicly held Material Subsidiaries shall send to its stockholders and of all registration statements and all regular or periodic reports that AWT or any of its publicly held Material Subsidiaries shall file, or may be required to file, with the Securities and Exchange Commission or any successor commission.

            (g) Requested Information. From time to time and promptly upon request of any Bank, such Information regarding the Loan Documents, the Loans, the Letters of Credit or the business, assets, Liabilities, financial condition, results of operations or business prospects of any Borrower or any Subsidiary as such Bank may reasonably request, in each case in form and substance reasonably satisfactory to the requesting Bank.

            (h) Notice of Defaults, Material Adverse Changes and Other Matters. Prompt notice of:

                  (i) any Default of which the chief executive officer, chairman, principal financial officer or principal accounting officer of AWT has obtained knowledge,

                  (ii) the acquisition or formation of a new Subsidiary and, in the case of each such new Subsidiary, its name, jurisdiction of incorporation, the percentages of the various classes of its Capital Securities owned by AWT or another Subsidiary and whether or not such new Subsidiary is a Consolidated Subsidiary,

                  (iii) any change in the name of any Loan Party, its jurisdiction of incorporation or its status as a Consolidated or non-Consolidated Subsidiary,

                  (iv) the threatening or commencement of, or the occurrence or nonoccurrence of any change or event relating to, any action, suit or proceeding that would cause the Representation and Warranty contained in
      Section 3.05 to be incorrect if made at such time,

                  (v) the failure of any Collateral included in the Borrowing Base (as calculated in the most recently delivered Borrowing Base Certificate) to comply at any time with the applicable criteria of eligibility.


            Section 5.02.  Accuracy of Financial Statements and Information.

            (a) Historical Financial Statements. AWT hereby represents and warrants that (i) Schedule 5.02(a) sets forth a complete and correct list of the financial statements submitted by AWT to the Banks and the Issuing Bank in order to induce them to execute and deliver this Agreement, (ii) such financial statements present fairly in all material respects, in accordance with Generally Accepted Accounting Principles, the consolidated financial position of AWT and its Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, stockholders' equity and, as applicable, changes in financial position or cash flows of AWT and such Subsidiaries for the respective periods to which such statements relate, and (iii) except as disclosed or reflected in such financial statements, as at October 31, 1994, neither AWT nor any Subsidiary had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might reasonably be expected to have a Materially Adverse Effect on AWT and its Consolidated Subsidiaries taken as a whole.

            (b) Future Financial Statements. The financial statements delivered pursuant to Section 5.01(a) or (b) shall present fairly in all material respects, in accordance with Generally Accepted Accounting Principles (except for changes therein or departures therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by AWT's then current independent certified public accountants), the consolidated financial position of AWT and its Consolidated Subsidiaries as at their respective dates and the consolidated results of operations, stockholders' equity and cash flows of AWT and such Subsidiaries for the respective periods to which such statements relate.

            (c) Historical Information. Each Borrower hereby represents and warrants that all Information furnished to the Arranging Agents, the Issuing Bank or the Banks by or on behalf of such Borrower or any Subsidiary prior to the Agreement Date in connection with or pursuant to the Loan Documents and the relationships established thereunder, at the time the same was so furnished, but in the case of Information dated as of a prior date, as of such date, did not contain any untrue statement of a material fact, and did not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

            (d) Future Information. All Information furnished to the Arranging Agents, the Issuing Bank or the Banks by or on behalf of any Borrower or any Subsidiary on or after the Agreement Date in connection with or pursuant to the Loan Documents or in connection with or pursuant to any amendment or modification of, or waiver of rights under, the Loan Documents, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such date, (i) not contain any untrue statement of a material fact, and (ii) not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Agent or any Bank shall constitute a representation and warranty by such Borrower made on the date the same are so furnished to the effect specified in clauses (i) and (ii).

            Section 5.03. Additional Covenants Relating to Disclosure. From the Agreement Date and until the Repayment Date, each Borrower shall and shall cause each of its Subsidiaries to:

            (a) Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts, as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to Section 5.01(a) and (b) and (ii) the determination of the compliance of such Borrower and its Subsidiaries with the terms of the Loan Documents.

            (b) Fiscal Year. Unless the Arranging Agents shall have consented in writing in advance, such consent not to be unreasonably withheld, maintain the same opening and closing dates for each fiscal year as for the fiscal year reflected in the Base Financial Statements or, if the opening and closing dates for the fiscal year reflected in the Base Financial Statements were determined pursuant to a formula, determine the opening and closing dates for each fiscal year pursuant to the same formula.

            (c) Visits, Inspections and Discussions. Permit, or, in the case of premises, property, books, records or Persons not within its immediate control, promptly take such actions as are necessary or desirable in order to permit, representatives (whether or not officers or employees) of any Bank, from time to time, as often as may be reasonably requested, at such Bank's expense, to (i) visit any of its premises or property or any premises or property of others on which any of its property or books and records (or books and records of others relating to it) may be located, (ii) inspect, and verify the amount, character and condition of, any of its property, (iii) review and make extracts from its books and records and books and records of others relating to it, including management letters prepared by its independent certified public accountants, and (iv) discuss with its principal officers and, upon prior notice to AWT and subject to AWT's right to have a representative present, independent certified public accountants, suppliers, customers, debtors and other creditors, its business, assets, Liabilities, financial condition, results of operation and business prospects.

            Section 5.04. Authorization of Third Parties to Deliver Information and Discuss Affairs. Each Borrower hereby authorizes and directs each Person whose preparation or delivery to the Administrative Agent, the Arranging Agents, the Issuing Bank or the Banks of any opinion, report or other Information is a condition or covenant under the Loan Documents (including under Article 2 or this Article 5) to so prepare or deliver such Information for the benefit of the Administrative Agent, the Arranging Agents, the Issuing Bank and the Banks. Each Borrower agrees to promptly execute and deliver from time to time such further authorizations to effect the purposes of this Section 5.04 as the Agent or any Bank may reasonably request.


                                   ARTICLE 6

                                    DEFAULT

            Section 6.01. Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of any Borrower or any Subsidiary, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

            (a) Any payment of principal of or interest on any of the Loans, the Notes or the Drawings or of fees, or any prepayment of Contingent Reimbursement Obligations, shall not be made when and as due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Notes and, except in the case of payments of principal and prepayments of Contingent Reimbursement Obligations, such failure shall continue for 5 days;

            (b) Any Loan Document Representation and Warranty shall at any time prove to have been incorrect or misleading in any material respect when made;

            (c) (i) A Borrower shall default in the performance or observance of:

                        (A) any term, covenant, condition or agreement contained in Section 4.01(a) (insofar as such Section requires the preservation of the corporate existence of a Borrower), 4.01(f), 4.03 through 4.28, 5.01(e), 5.01(h)(i) or 5.03(b); or

                        (B) any term, covenant, condition or agreement contained in this Agreement (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to AWT by the Administrative Agent; or

                  (ii) Any Loan Party shall default in the performance or observance of:

                        (A) any term, covenant, condition or agreement contained in (1) Section 1.02, 1.03(a), 4.01, 4.03, 4.05(a) and (c),
      4.06, 4.08, 4.11, 4.12, 4.14, 4.15, 4.18, 4.20, 4.21, 4.24, 4.26, 4.27,
      4.28, 4.31, 4.33, 4.34, 4.36 or 4.39 of the Security Agreement or (2)
      Section 2.3 or 2.5 of any Mortgage to which such Loan Party is a party;
      or

                        (B) any term, covenant, condition or agreement contained in any Loan Document (other than any term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days after notice shall have been given to AWT by the Administrative Agent;

            (d) (i) A Borrower or any Subsidiary shall fail to pay, in accordance with its terms and when due and payable, any of the principal of or interest on any of its Indebtedness (other than the Indebtedness under the Loan Documents) in excess of $2,500,000 in the aggregate, (ii) the maturity of any such Indebtedness shall, in whole or in part, have been accelerated, or any such Indebtedness shall, in whole or in part, have been required to be prepaid by reason of a default prior to the stated maturity thereof, in accordance with the provisions of any Contract evidencing, providing for the creation of or concerning such Indebtedness, or (iii) any event shall have occurred and be continuing that permits (or, with the passage of time or the giving of notice or both, would permit) any holder or holders of Indebtedness in excess of $5,000,000 in the aggregate, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity or require any such prepayment;

            (e) (i) A Borrower or any Material Subsidiary shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action for the purpose of effecting any of the foregoing;

                  (ii) (A) A case or other proceeding shall be commenced against a Borrower or any Material Subsidiary seeking (1) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of a Borrower or any Material Subsidiary, or of all or any substantial part of the assets, domestic or foreign, of a Borrower or any Material Subsidiary, and such case or proceeding shall continue undismissed and unstayed for a period of 60 days, or
(B) an order granting the relief requested in such case or proceeding against a Borrower or any Material Subsidiary (including an order for relief under such Federal bankruptcy laws) shall be entered;

            (f) A judgment or order shall be entered against a Borrower or any Material Subsidiary by any court, and either (A) such judgment or order shall continue undischarged and unstayed for a period of 30 days in which the aggregate amount of all such judgments and orders exceeds $5,000,000 or (B) enforcement proceedings shall have been commenced upon such judgment or order;

            (g) (i) any Termination Event shall occur with respect to any Benefit Plan of a Borrower, any Subsidiary or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) a Borrower, any Subsidiary or any of their respective ERISA Affiliates shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in ERISA
Section 4203 or 4205) therefrom, (v) a Borrower, any Subsidiary or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA,
(vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against a Borrower, any Subsidiary or any of their respective ERISA Affiliates to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Required Banks will not subject, a Borrower or any Subsidiary to any Liability that, alone or in the aggregate with all such Liabilities for all such Persons, exceeds $5,000,000;

            (h) Any Loan Party or any Subsidiary of any Loan Party asserts, or any Loan Party or any Subsidiary of any Loan Party or any other Person institutes any proceedings seeking to establish, that (i) any provision of the Loan Documents is invalid, not binding or unenforceable, (ii) the Guaranty of any Guarantor under Section 8.01 is limited in amount pursuant to clause (b) thereof, (iii) the amount of obligations secured under the Security Agreement is limited pursuant to Sections 6.09 thereof, or (iv) the Security Interest is not a valid and perfected first priority security interest in the Collateral subject only to Permitted Liens;

            (i) CGE shall at any time (i) beneficially own, directly or indirectly, less than 40% of the issued and outstanding shares of the AWT's common stock or (ii) have the right to designate less than 40% of the directors and the Chief Executive Officer and the Chief Financial Officer of AWT; or

            (j) the Comfort Letter shall at any time terminate, become invalid or cease to be enforceable against CGE in accordance with its terms.

            Section 6.02. Remedies upon Event of Default. During the continuance of any Event of Default (other than one specified in Section 6.01(e) with respect to any Loan Party) and in every such event, the Administrative Agent, upon notice to the Borrowers, may do any or all of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable, (b) terminate, in whole or, from time to time, in part, the Commitments and (c) demand that the Borrowers deliver cash collateral to the Administrative Agent in an amount equal to the aggregate amount of Contingent Reimbursement Obligations then outstanding to be held in accordance with Section 10.20 and thereupon such amount shall become so due and payable to the Administrative Agent. Upon the occurrence of an Event of Default specified in Section 6.01(e) with respect to any Loan Party, automatically and without any notice to the Borrowers, (a) the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents shall be due and payable,
(b) the Commitments shall terminate and (c) an amount equal to the aggregate amount of Contingent Reimbursement Obligations then outstanding shall be due and payable to the Administrative Agent to be held in accordance with Section
10.20. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.


                                   ARTICLE 7

                     ADDITIONAL CREDIT FACILITY PROVISIONS

            Section 7.01. Mandatory Suspension and Conversion of Eurodollar Rate Loans. A Bank's obligations to make, continue or convert into Eurodollar Rate Loans of any Type and, in the case of clause (c) below, the Issuing Bank's obligation to issue Letters of Credit, shall be suspended, all such Bank's outstanding Loans of that Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (c) below, on the last day such Bank may lawfully continue to maintain Loans of that Type or, in the case of clause (d) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type by such Bank shall be deemed requests for, Base Rate Loans, if:

                  (a) on or prior to the determination of an interest rate for a Eurodollar Rate Loan of that Type for any Interest Period, the Administrative Agent determines that for any reason appropriate information is not available to it for purposes of determining the Adjusted Eurodollar Rate for such Interest Period;

                  (b) on or prior to the first day of any Interest Period for a Eurodollar Rate Loan of that Type, such Bank determines that the Adjusted Eurodollar Rate as determined by the Administrative Agent for such Interest Period would not accurately reflect the cost to such Bank of making, continuing or converting into a Eurodollar Rate Loan of such Type for such Interest Period;

                  (c) at any time any Regulatory Change (i) in the determination of any Bank, makes it unlawful or impracticable for such Bank or its applicable Lending Office to make, continue or convert into any Eurodollar Rate Loan of that Type, or to comply with its obligations hereunder in respect thereof or (ii) in the determination of the Issuing Bank, makes it unlawful or impracticable for the Issuing Bank to issue any Letter of Credit or to comply with its obligations hereunder in respect thereof; or

                  (d) such Bank determines that, by reason of any Regulatory Change, such Bank or its applicable Lending Office is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Eurodollar Rate Loans of that Type is directly or indirectly determined or (ii) the category of assets that includes Eurodollar Rate Loans of that Type.

If, as a result of this Section 7.01, any Loan of any Bank that would otherwise be made or maintained as or converted into a Eurodollar Rate Loan of any Type for any Interest Period is instead made or maintained as or converted into a Base Rate Loan, then, unless the corresponding Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate Loan, such Loan shall be treated as being a Eurodollar Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Administrative Agent shall promptly notify the Borrowers and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a) above, and each Bank and the Issuing Bank shall promptly notify the Borrowers and the Administrative Agent of the existence or occurrence of any condition or circumstance specified, in the case of such Bank, in clause (b), (c) or (d) above applicable to such Bank's Loans or, in the case of the Issuing Bank, clause (c) above applicable to the Issuing Bank's obligation to issue Letters of Credit, but the failure by the Administrative Agent or such Bank or the Issuing Bank, as the case may be, to give any such notice shall not affect such Bank's or the Issuing Bank's rights hereunder.

            Section 7.02. Regulatory Changes. Subject to Section 1.13(d), if in the determination of any Bank (a) any Regulatory Change shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Bank with respect to any Loan or the return to be earned by such Bank on any Loan, (ii) impose a cost on such Bank or any Affiliate of such Bank that is attributable to the making or maintaining of, or such Bank's commitment to make, any Loan, (iii) require such Bank or any Affiliate of such Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Bank under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on any capital of such Bank or any Affiliate of such Bank that such Bank or such Affiliate is required to maintain on account of any Loan or such Bank's commitment to make any Loan and
(b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Borrowers shall pay to such Bank such additional amounts as such Bank determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank for such payment and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank. Each Bank will promptly notify the Borrowers of any determination made by it referred to in clauses (a) and (b) above, but the failure to give such notice shall not affect such Bank's right to compensation.

            Section 7.03. Capital Requirements. If after the Agreement Date, under Applicable Law, interpretations, directives, requests and guidelines (whether or not having the force of law), (a) in the determination of any Bank, such Bank or any of its Affiliates is required to maintain capital on account of any Loan or Participation or such Bank's commitment to make any Loan or acquire any Participation, or (b) in the determination of the Issuing Bank, the Issuing Bank or any of its Affiliates is required to maintain capital on account of (i) any Letter of Credit or its commitment to issue any Letter of Credit or (ii) any Drawing or Contingent Reimbursement Obligation then, upon request by such Bank or the Issuing Bank, as the case may be, the Borrowers shall from time to time thereafter pay to such Bank or the Issuing Bank, as the case may be, such additional amounts as such Bank or the Issuing Bank, as the case may be, determines will fully compensate for any reduction in the rate of return on the additional capital that such Bank, or its Affiliate or the Issuing Bank, or its Affiliate, as the case may be, is so required to maintain. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank or the Issuing Bank, as the case may be, for such payment and, in the case of those relating to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank or the Issuing Bank, as the case may be.

            Section 7.04. Funding Losses. Each Borrower shall pay to each Bank, upon request, such amount or amounts as such Bank determines are necessary to compensate it for any loss, cost or expense incurred by it as a result of (a) any payment, prepayment or conversion of a Eurodollar Rate Loan on a date other than the last day of an Interest Period for such Eurodollar Rate Loan or (b) a Eurodollar Rate Loan for any reason not being made or converted, or any payment of principal thereof or interest thereon not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of
(i) the interest that would have been received from such Borrower under this Agreement on any amounts to be reemployed during an Interest Period or its remaining portion (excluding any applicable margin) over (ii) the interest component of the return that such Bank determines it could have obtained had it placed such amount on deposit in the interbank Dollar market selected by it for a period equal to such Interest Period or its remaining portion.

            Section 7.05. Certain Determinations. In making the determinations contemplated by Sections 7.01, 7.02, 7.03 and 7.04, each Bank may make such estimates, assumptions, allocations and the like that such Bank in good faith determines to be appropriate, and such Bank's selection thereof in accordance with this Section 7.05, and the determinations made by such Bank on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors in computation or transmission. Each Bank shall furnish to the Borrowers upon request a certificate outlining in reasonable detail the computation of any amounts claimed by it under Sections 7.02, 7.03 and 7.04 and the assumptions underlying such computations.

            Section 7.06. Change of Lending Office. If an event occurs with respect to a Lending Office of any Bank or the Issuing Bank that obligates any Borrower to pay any amount under Section 1.13, makes operable the provisions of clause (c) or (d) of Section 7.01 or entitles such Person to make a claim under Section 7.02 or 7.03, such Person shall, if requested by AWT, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount any Borrower is so obligated to pay, eliminate such operability or reduce the amount such Person is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Person, be disadvantageous to such Person in any manner or contrary to such Person's policies. Each Bank and the Issuing Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Administrative Agent and the Borrowers. Except in the case of a change in Lending Offices made at the request of a Borrower, the designation of a new Lending Office by any Bank or the Issuing Bank shall not obligate any Borrower to pay any amount to such Person under
Section 1.13, make operable the provisions of clause (c) or (d) of Section
7.01 or entitle such Person to make a claim under Section 7.02 or 7.03 if such obligation, the operability of such clause or such claim results solely from such designation and not from a subsequent Regulatory Change.

            Section 7.07. Replacement of Affected Banks. If any Bank is owed additional costs under Section 7.01 or 7.02, AWT shall have the right, if no Default then exists, to replace such Bank with (a) another commercial bank acceptable to the Arranging Agents or (b) subject to the consent of the remaining Banks in their sole discretion, increased participation of such Banks; provided, that (i) the obligations of the Borrowers owing to the Bank being replaced shall be paid in full, (ii) the replacement commercial bank shall execute a document satisfactory to the Arranging Agents to which it becomes a party hereto with a Commitment equal to that of the Bank being replaced and (iii) upon such execution, the replacement commercial bank shall constitute a "Bank" hereunder; and provided, further, that if the Bank to be replaced is Societe Generale, New York Branch, or The First National Bank of Chicago, then a successor Collateral Agent, Issuing Bank or Administrative Agent, as applicable, shall be appointed in compliance with the terms of this Agreement.

                                   ARTICLE 8

                                  GUARANTIES

            Section 8.01.  Guaranties.  (a)  General. Each Guarantor hereby
(i) unconditionally guarantees to each Bank, each Agent, the Issuing Bank and each other Indemnified Person the due and punctual payment, by each other Loan Party of such Loan Party's Liabilities hereunder, under the Notes and under the other Loan Documents, in each case in accordance with their respective terms and when and as due (whether at maturity, by reason of acceleration or otherwise) and (ii) agrees so to pay the same when so due, upon demand.

            (b) Limitation on Guaranties. It is the intention of each Guarantor and the Guaranteed Parties that the obligations of such Guarantor under the Loan Documents shall be in, but not in excess of, the maximum amount permitted by Applicable Law. To that end, but only to the extent such obligations would otherwise be avoidable, the obligations of such Guarantor under the Loan Documents shall be limited to the maximum amount that, after giving effect to the incurrence thereof, would not render such Guarantor insolvent or unable to pay its Debts as they mature or leave such Guarantor with an unreasonably small capital. The need for any such limitation shall be determined, and any such needed limitation shall be effective, at the time or times that such Guarantor is deemed, under Applicable Law, to incur obligations thereunder. This Section 8.01(b) is intended solely to preserve the rights of the Guaranteed Parties under the Loan Documents to the maximum extent permitted by Applicable Law, and neither such Guarantor nor any other Person shall have any right under this Section 8.01(b) that it would not otherwise have under Applicable Law. For the purposes of this Section 8.01(b), "insolvency", "Unreasonably small capital" and "inability to pay Debts as they mature" shall be determined in accordance with Applicable
Law.

            (c) Nature of Guarantors' Obligations. Each Guarantor's obligations under the Loan Documents (i) are absolute and unconditional,
(ii) are, subject to Section 8.01(b), unlimited in amount, (iii) shall be a continuing guarantee of all present and future obligations of any Borrower under the Loan Documents and all promissory notes and other documentation given in extension or renewal or substitution for any of such obligations and (iv) shall be irrevocable. If at any time any payments under the Loan Documents to the Banks is rescinded or must otherwise be returned by such Bank for whatever reason, each Guarantor hereby unconditionally guarantees to each Bank the prompt repayment of such amount rescinded or otherwise returned.

            (d) No Release of Guarantors. TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO GUARANTOR'S OBLIGATIONS UNDER THE LOAN DOCUMENTS SHALL, SUBJECT TO SECTIONS 8.01(b), 4.11 AND 4.12 , BE LIMITED OR REDUCED OR BE TERMINATED, NOR SHALL SUCH GUARANTOR'S OBLIGATIONS BE REDUCED OR LIMITED, NOR SHALL SUCH GUARANTOR BE DISCHARGED FROM ANY THEREOF, FOR ANY REASON WHATSOEVER, INCLUDING ANY ACT OR FAILURE TO ACT OR ANY OTHER EVENT OR CIRCUMSTANCE THAT (i) VARIES THE RISK OF SUCH GUARANTOR THEREUNDER OR (ii) BUT FOR THE PROVISIONS HEREOF WOULD, AS A MATTER OF STATUTE OR RULE OF LAW OR EQUITY, OPERATE TO LIMIT OR TERMINATE SUCH OBLIGATIONS OR TO REDUCE OR LIMIT SUCH OBLIGATIONS OR TO DISCHARGE SUCH GUARANTOR FROM ANY OF SUCH OBLIGATIONS.

            (e) Certain Other Waivers. EACH GUARANTOR WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL OTHER DEFENSES UNDER APPLICABLE LAW THAT WOULD, BUT FOR THIS SECTION 8.01(e), BE AVAILABLE TO SUCH GUARANTOR AS (i) A DEFENSE AGAINST THE ENFORCEMENT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS,
(ii) A REDUCTION OR LIMITATION OF SUCH OBLIGATIONS OR (iii) A DEFENSE AGAINST SUCH OBLIGATIONS.


                                   ARTICLE 9

                                  THE AGENTS

            Section 9.01. Appointment and Powers. The Issuing Bank and each Bank hereby irrevocably appoint and authorize the Agents, individually and in their respective capacities as Agents, to act as the agents for such Issuing Bank or Bank under the Loan Documents with such powers as are delegated to the respective Agents and the Secured Party by the terms thereof, together with such other powers as are reasonably incidental thereto. The Agents' duties shall be purely ministerial and they shall have no duties or responsibilities except those expressly set forth in the Loan Documents. None of the Agents shall be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. None of the Agents shall, by reason of its serving as the Agent, be a trustee or other fiduciary for any Bank.

            Section 9.02. Limitation on Liability of Agents. None of the Agents nor any of their respective directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence, willful misconduct or knowing violations of law. None of the Agents shall be responsible to the Issuing Bank or any Bank for
(a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by the Issuing Bank or any of the Banks under, the Loan Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document, (c) the value or sufficiency of the Collateral or (d) any failure by the Loan Parties to perform any of their obligations under the Loan Documents. Each of the Agents may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as such Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. Each Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, facsimile, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by the Loan Documents, each Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

            Section 9.03. Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of fees or Drawings or principal of or interest on Loans) unless the Administrative Agent has received notice from a Bank or a Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent has knowledge of such a non-payment or receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Administrative Agent shall (a) in the case of a Default that constitutes an Event of Default, take any or all of the actions referred to in clauses (a), (b) and (c) of the first sentence of Section 6.02 if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Administrative Agent shall have received such directions, in the event of any Default, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

            Section 9.04. Rights as a Bank. Each Person acting as an Agent that is also a Bank shall, in its capacity as a Bank, have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not acting as an Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as an Agent (whether or not such Person is a Bank) and its Affiliates may (without having to account therefor to the Issuing Bank or any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Loan Parties and their Affiliates as if it were not acting as an Agent, and such Person and its Affiliates may accept fees and other consideration from the Loan Parties and their Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Issuing Bank or the Banks.

            Section 9.05. Indemnification. The Banks agree to indemnify each of the Agents (to the extent not reimbursed by the Loan Parties under the Loan Documents), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Banks and Participations of such Banks (or, if no Loans or Participations are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Agent (including the costs and expenses that the Loan Parties are obligated to pay under the Loan Documents) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent (a) they are subject to the indemnity contemplated by the last sentence of Section 10.10(b) or (b) they arise from gross negligence, willful misconduct or knowing violations of law by such Agent.

            Section 9.06. Non-Reliance on Agents, the Issuing Bank and Other Banks. Each Bank agrees that it has made and will continue to make, independently and without reliance on the Agents or the Issuing Bank or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Loan Parties, its own evaluation of the Collateral and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. None of the Agents shall be required to keep itself informed as to the performance or observance by the Loan Parties of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of any Loan Party or any Subsidiary thereof or the Collateral. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent under the Loan Documents, none of the Agents shall have any obligation to provide any Bank with any information concerning the business, status or condition of any Loan Party or any Subsidiary thereof, the Loan Documents or the Collateral that may come into the possession of such Agent or any of their respective Affiliates.

            Section 9.07. Execution and Amendment of Loan Documents on Behalf of the Banks. Each Bank hereby authorizes (a) the Collateral Agent to execute and deliver, in the name of and on behalf of such Bank (i) the Security Agreement and the Mortgages and (ii) all UCC financing and continuation statements and other documents the filing or recordation of which are, in the determination of the Arranging Agents, necessary or appropriate to create, perfect or maintain the existence or perfected status of the Security Interest and (b) the Administrative Agent to execute and deliver, in the name of and on behalf of such Bank, any other Loan Document requiring execution by or on behalf of such Bank. The Administrative Agent or the Collateral Agent, as the case may be, shall consent to any amendment of any term, covenant, agreement or condition of the Security Agreement or the Mortgages, or to any waiver of any right thereunder, if, but only if, the Administrative Agent or the Collateral Agent, as the case may be, is directed to do so in writing by the Required Banks; provided, however, that (i) the Administrative Agent or the Collateral Agent, as the case may be, shall not be required to consent to any such amendment or waiver that affects its rights or duties and (ii) the Administrative Agent or the Collateral Agent, as the case may be, shall not, unless directed to do so in writing by each Bank, (A) consent to any assignment by any Loan Party of any of its rights or obligations under any such agreement, unless in connection with a transaction that is permitted under the Loan Documents, or (B) release any Collateral from the Security Interest, except as required or permitted by the Loan Documents.

            Section 9.08. Resignation of the Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Issuing Bank, the Banks and AWT. The Administrative Agent shall resign if directed by the Required Banks. Upon receipt of any such notice of resignation or removal, the Required Banks may, after consultation with AWT, appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or removal, then the retiring Administrative Agent may, on behalf of the Banks and after consultation with AWT, appoint a successor Administrative Agent. Upon the acceptance by any Person of its appointment as a successor Administrative Agent, (a) such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under the Loan Documents and (b) the retiring Administrative Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Administrative Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Administrative Agent with respect to the Collateral to the successor Administrative Agent. After any retiring Administrative Agent's resignation or removal as Administrative Agent, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

            Section 9.09.  Resignation of the Collateral Agent.  The
Collateral Agent may at any time give notice of its resignation to the Issuing Bank, the Banks and AWT. The Collateral Agent shall resign if directed by the Required Banks. Upon receipt of any such notice of resignation or removal, the Required Banks may, after consultation with AWT, appoint a successor
Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Collateral Agent's giving of notice of resignation or removal, then the retiring Collateral Agent may, on behalf of the Banks and after consultation with AWT, appoint a successor Collateral Agent. Upon the acceptance by any Person of its appointment as a successor Collateral Agent, (a) such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its duties and obligations as Collateral Agent under the Loan Documents and (b) the retiring Collateral Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Collateral Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Collateral Agent with respect to the Collateral to the successor Collateral Agent. After any retiring Collateral Agent's resignation or removal as Collateral Agent, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.


                                  ARTICLE 10

                                 MISCELLANEOUS


            Section 10.01. Notices and Deliveries. (a) Notices and Materials Other than Collateral. Except as provided in Section 10.01(b):

                  (i) Manner of Delivery. All notices, communications and materials (including all Information) to be given or delivered pursuant to the Borrower Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telex and facsimile transmissions). Notices under Sections 1.02(a), 1.02(b), 1.03(c), 1.04(b), 1.05(a), 1.07 and 6.02 may be by
telephone, promptly, in the case of each notice other than one under Section 6.02, confirmed in writing. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the any Person has acted in reliance on such telephonic notice.

                   (ii) Addresses. All notices, communications and materials to be given or delivered pursuant to the Borrower Loan Documents shall be given or delivered at the following respective addresses and facsimile and telephone numbers and to the attention of the following individuals or departments:

                  (A) if to a Borrower or Guarantor, to it at the address set forth the name of such Borrower or such Guarantor, as the case may be, on Annex B.

                  (B)  if to the Administrative Agent, to it at:

One First National Plaza
Mail Suite 0353
Chicago, Illinois  60670

                  Fax No.:       (312) 732-2038
                  Telephone No.: (312) 732-7268

                  Attention:  Thomas E. Both

                  with a copy to:

                  One First National Plaza
                  Mail Suite 0363
                  Chicago, Illinois 60670

                  Fax No.:       (312) 732-3055
                  Telephone No.: (312) 732-4305

                  Attention:  Amy R. Howatt

                   (C) if to any Bank, to it at the address or fax or telephone number and to the attention of the individual or department, set forth below such Bank's name under the heading "Notice Address" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment;

                  (D) if to the Issuing Bank at an address or fax or telephone number different from that determined in accordance with clause (C) above with respect to the Bank that is the Issuing Bank, to it at:

                  1221 Avenue of the Americas
                  New York, New York  10020

                  Fax No.:       (212) 278-7428
                  Telephone No.: (212) 278-6727

                  Attention:  Jeffrey Green

                  (E) if to the Collateral Agent at an address or fax or telephone number different from that determined in accordance with clause (C) above with respect to the Bank that is the Collateral Agent, to it at:

                  1221 Avenue of the Americas
                  New York, New York  10020

                  Fax No.:       (212) 278-7463
                  Telephone No.: (212) 278-6926

                  Attention:  Betty Burg

or at such other address or fax or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address" given to (x) if the party to which such information pertains is a Borrower, the Administrative Agent, the Issuing Bank and each Bank, (y) if the party to which such information pertains is the Administrative Agent, the Borrowers, the Issuing Bank and each Bank and (z) if the party to which such information pertains is a Bank or the Issuing Bank, the Borrowers and the Agent.

                  (iii) Effectiveness. Each notice and communication and any material to be given or delivered pursuant to the Loan Documents shall be deemed so given or delivered (A) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (B) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (C) if sent by facsimile, when such notice, communication or material is transmitted to the appropriate fax number as above provided and is received at such number and (D) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Administrative Agent to the Borrowers under Section 6.02 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer or employee of a Borrower, except that (1) notices of a change of address, fax or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received and (2) notices, communications and materials to be given or delivered to the (x) Administrative Agent or any Bank pursuant to Sections 1.02(a), 1.03(c), 1.04(b), 1.05(a), 1.07 and 1.12(b) and Article 5 shall not be deemed given or delivered until received by the officer of the Administrative Agent or such Bank responsible, at the time, for the administration of the Loan Documents and (y) the Issuing Bank pursuant to Section 1.02(b) shall not be deemed given or delivered until received by the officer of the Issuing Bank responsible, at the time, for the administration of the Issuing Bank's commitment hereunder to issue Letters of Credit.

                   (iv) Reasonable Notice. Any requirement under Applicable Law of reasonable notice by the Administrative Agent, the Issuing Bank or the Banks to the Borrowers of any event in connection with, or in any way related to, the Loan Documents or the exercise by the Administrative Agent, the Issuing Bank or the Banks of any of their rights thereunder shall, to the extent permitted by Applicable Law, be met if notice of such event is given to the Borrowers in the manner prescribed above at least 10 days before (A) the date of such event or (B) the date after which such event will occur.

            (b) Collateral. Until the Collateral Agent shall otherwise specify, all Collateral to be delivered to the Collateral Agent pursuant to the Loan Documents consisting of instruments, securities, chattel paper, letters of credit or documents shall be delivered to the Collateral Agent at the Collateral Agent's Office either by hand delivery or by registered or certified mail, postage prepaid, return receipt requested. All other Collateral to be delivered to the Collateral Agent pursuant to the Loan Documents shall be delivered to such Person, at such address, by such means and in such manner as the Collateral Agent may designate.

            Section 10.02. Expenses; Indemnification. Whether or not any Credit Extensions are made hereunder, the Borrowers shall:

            (a) pay or reimburse the Administrative Agent, the Issuing Bank and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans or the Drawings or the issuance of the Letters of Credit;

            (b) pay or reimburse the Administrative Agent and the Arranging Agents for all reasonable costs and expenses (including fees and disbursements of legal counsel, appraisers, accountants and other experts employed or retained by the Arranging Agents or the Administrative Agent) incurred by such Person in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and
(B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) the administration of and any operations under the Loan Documents, (iii) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (A) the protection or preservation of the Collateral, (B) the protection, preservation, exercise or enforcement of any of the rights of such Person or the Banks in, under or related to the Collateral or the Loan Documents or (C) the performance of any of the obligations of such Person or the Banks under or related to the Loan Documents, (iv) protecting or preserving the Collateral or
(v) protecting, preserving, exercising or enforcing any of the rights of such Person or the Banks in, under or related to the Collateral or the Loan Documents, including defending the Security Interest as a valid, perfected, first priority security interest in the Collateral subject only to Permitted Liens;

            (c) pay or reimburse each Bank and the Issuing Bank for all reasonable costs and expenses (including fees and disbursements of legal counsel and other experts employed or retained by such Person) incurred by such Person in connection with, arising out of, or in any way related to protecting, preserving, exercising or enforcing any of its rights in, under or related to the Collateral or the Loan Documents; and

            (d) indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or a Borrower or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to any loss suffered by any Indemnified Person to the extent such loss is the result of acts or omissions on the part of such Indemnified Person constituting (w) gross negligence, (x) willful misconduct,
(y) knowing violations of law or (z) in the case of claims by a Borrower against such Indemnified Person, such Indemnified Person's failure to observe any other standard applicable to it under any of the other provisions of the Loan Documents or, but only to the extent not waivable thereunder, Applicable Law.

            If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Indemnified Person in respect of which indemnity may be sought from a Borrower, such Indemnified Person shall promptly notify such Borrower in writing, and such Borrower shall assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Person, and the payment of all expenses. Any Indemnified Person seeking indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Person unless (a) such Borrower has agreed to pay such fees and expenses or (b) such Borrower shall have failed to assume the defense of such action or proceeding or shall have failed to employ counsel satisfactory to such Indemnified Person in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include such Indemnified Person, and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Person that are different from or additional to those available to such Borrower (in which case, if such Indemnified Person notifies such Borrower in writing that it elects to employ separate counsel at the expense of such Borrower, such Borrower shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person; it being understood, however, that such Borrower shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons). The Borrowers shall not be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there is a final judgment for the plaintiff in any such action or proceeding, each of the Borrowers agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

            Section 10.03. Amounts Payable Due upon Request for Payment. All amounts payable by a Borrower under Section 10.02 and under the other provisions of the Borrower Loan Documents shall, except as otherwise expressly provided, be immediately due upon request for the payment thereof.

            Section 10.04. Remedies of the Essence. The various rights and remedies of the Administrative Agent, the Issuing Bank and the Banks under the Borrower Loan Documents are of the essence of those agreements, and the Administrative Agent, the Issuing Bank and the Banks shall be entitled, to the extent permitted by Applicable Law, to obtain a decree requiring specific performance of each such right and remedy.

            Section 10.05. Rights Cumulative. Each of the rights and remedies of the Administrative Agent, the Issuing Bank and the Banks under the Loan Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

            Section 10.06. Disclosures. Each of the Administrative Agent, the Issuing Bank and the Banks agrees to hold any information which it may receive from a Borrower or any Subsidiary pursuant to any Loan Document in confidence, except for disclosure (i) to other Banks, the Administrative Agent, the Issuing Bank, (ii) to legal counsel, accountants, and other professional advisors to the Administrative Agent, the Issuing Bank or such Bank, as the case may be, (iii) to regulatory officials, (iv) as requested pursuant to or as required by Applicable Law, (v) in connection with any legal proceeding to which the Administrative Agent, the Issuing Bank or such Bank, as the case may be, is a party, and (vi) to potential assignees and participants of such Bank, provided, that such Bank shall require any assignee or participant to be bound in like manner to this Section 10.06.

            Section 10.07. Amendments; Waivers. Any term, covenant, agreement or condition of the Borrower Loan Documents may be amended, and any right under the Borrower Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by (a) in the case of an amendment or waiver with respect to the Borrower Loan Documents referred to in
Section 9.07(b), the Administrative Agent, (b) in the case of an amendment or waiver with respect to any other Borrower Loan Document, the Required Banks and, if the rights and duties of the Administrative Agent or the Issuing Bank are affected thereby, by the Administrative Agent or the Issuing Bank, as the case may be, and (c) in the case of an amendment with respect to any Borrower Loan Document, by the Borrowers; provided, however, that no amendment or waiver shall be effective, unless in writing and signed by each Bank affected thereby, to the extent it (i) changes the amount of such Bank's Commitment, except as permitted by Section 7.07, (ii) reduces (A) the principal of or the rate of interest on (1) such Bank's Loans or Notes or (2) any of the Drawings or (B) the fees payable to such Bank hereunder, (iii) postpones any date fixed for (A) any payment of (1) principal of or interest on (aa) such Bank's Loans or Notes or (bb) any of the Drawings or (2) the fees payable to such Bank hereunder or (B) the expiration of any Letter of Credit if such postponement would extend the expiration of such Letter of Credit beyond the Termination Date, (iv) amends Section 1.14, this Section 10.07 or any other provision of this Agreement requiring the consent or other action of all of the Banks or
(v) eliminates the definition of Borrowing Base (it being understood that any amendment to or waiver of any provision included in the definition of Borrowing Base shall not be deemed to be an elimination of the Borrowing
Base). Unless otherwise specified in such waiver, a waiver of any right under the Borrower Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Administrative Agent, the Issuing Bank or any Bank under the Borrower Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Administrative Agent, the Issuing Bank or any Bank under the Borrower Loan Documents or Applicable Law.

            Section 10.08. Set-Off; Suspension of Payment and Performance. The Administrative Agent, the Issuing Bank and each Bank is hereby authorized by the Borrowers, at any time and from time to time, without notice, to the extent permitted by Applicable Law, (a) during any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of any Borrower under the Borrower Loan Documents (whether owing to such Person or to any other Person that is the Administrative Agent, the Issuing Bank or a Bank and whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by such Person or any of its Affiliates to any of the Borrowers (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States) and (b) during any Default, to suspend the payment and performance of such Liabilities owing by such Person or its Affiliates and, in the case of Liabilities that are deposits, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits.

            Section 10.09. Sharing of Recoveries. (a) Each Bank agrees that, if, for any reason, including as a result of (i) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (ii) its claim in any applicable bankruptcy, insolvency or other similar law being deemed secured by a Debt owed by it to any Loan Party, including a claim deemed secured under
Section 506 of the Bankruptcy Code, or (iii) the allocation of payments by the Administrative Agent or any Loan Party in a manner contrary to the provisions of Section 1.14, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal of or interest on the Loans or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of any Loan Party from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). Each Borrower expressly consents to the foregoing arrangements and agree that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 10.09(a) shall, with respect to such participation, be entitled, to the extent permitted by Applicable Law, to all of the rights of a Bank under Sections 7.02, 10.02 and 10.08 (subject to any condition imposed on a Bank hereunder with respect thereto) and may, to the extent permitted by Applicable Law, exercise any and all rights of set-off with respect to such participation as fully as though such Borrower was directly indebted to the holder of such participation for Loans to such Borrower in the amount of such participation.

            (b) Each Bank agrees to exercise any right of counterclaim, set-off, banker's lien or similar right that it may have in respect of any Loan Party in a manner so as to apportion the amount subject to such exercise, on a pro rata basis, between (i) obligations of such Loan Party for amounts subject to the sharing provisions of Section 10.09(a) and (ii) other Liabilities of such Loan Party.

            Section 10.10.  Assignments and Participations.  (a)  Assignments.
(i) None of the Borrowers may assign any of their rights or obligations under the Borrower Loan Documents without the prior written consent of (A) in the case of the Loan Documents referred to in Section 9.07(b), the Administrative Agent, (B) in the case of the Loan Documents referred to in Section 9.07(a), the Collateral Agent and (C) in the case of any of the other Loan Documents, the Issuing Bank and each Bank, and, except as permitted by Section 4.11 or 4.12, no assignment of any such obligation shall release a Borrower therefrom unless the Administrative Agent, the Collateral Agent, or the Issuing Bank and each Bank, as applicable, shall have consented to such release in a writing specifically referring to the obligation from which such Borrower is to be released.

                  (ii) Each Bank may from time to time assign any or all of its rights and obligations under the Borrower Loan Documents to one or more Eligible Assignees; provided that, except in the case of the grant of a security interest to a Federal Reserve Bank (which may be made without condition or restriction), no such assignment shall be effective unless (A) the assignment is consented to by the Borrowers which consent shall not be unreasonably withheld (unless an Event of Default specified in Section 6.01(g) with respect to a Borrower exists), the Issuing Bank and the Administrative Agent, (B) if less than the full amount of the assignor Bank's Commitment, the assignment shall involve the assignment of not less than $5,000,000 of the assignor Bank's Commitment, (C) a Notice of Assignment with respect the assignment, duly executed by the assignor and the assignee, shall have been given to AWT and the Administrative Agent, (D) in the case of an assignment of a Registered Note, such Registered Note shall have been surrendered for registration of assignment duly endorsed by (or accompanied by a written instrument of assignment duly executed by) the Registered Holder and such assignment shall have been recorded on the Register and (E) except in the case of an assignment by the Bank that is an Agent, the Administrative Agent shall have been paid an assignment fee of $4,000. Upon any effective assignment, the assignor shall be released from the obligations so assigned and, in the case of an assignment of all of its Loans and Commitment, shall cease to be a Bank. In the event of any effective assignment by a Bank, the Borrowers shall, against receipt of the existing Note of the assignor Bank, issue a new Note to the assignee Bank and, in the case of a partial assignment, to the assignor Bank, appropriately reflecting such assignment.

            (b) Participations. Each Bank may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Borrower Loan Documents without the consent of the Borrowers, the Administrative Agent or any other Bank. In the event of any such grant by a Bank of a participation, such Bank's obligations under the Loan Documents to the other parties thereto shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, and the Borrowers, the Administrative Agent and the other Banks may continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations thereunder. A Bank may not grant to any holder of a participation the right to require such Bank to take or omit to take any action under the Loan Documents, except that a Bank may grant to any such holder the right to require such holder's consent to (i) reduce (A) the principal of or the rate of interest on (1) such Bank's Loans or Notes or (2) any of the Drawings or
(B) the fees payable to such Bank hereunder, (ii) postpone any date fixed for
(A) any payment of (1) principal of or interest on (aa) such Bank's Loans or Notes or (bb) any of the Drawings or (2) the fees payable to such Bank hereunder or (B) the expiration of any Letter of Credit if such postponement would extend the expiration date of such Letter of Credit beyond the Termination Date, (iii) except in connection with a transaction that is permitted under the Loan Documents, permit any Loan Party to assign any of its obligations under the Loan Documents to any other Person, (iv) except in connection with a transaction that is permitted under the Loan Documents, release any guarantor from its obligations under Section 8.01 or (v) release all or substantially all of the Collateral from the Security Interest except as required or contemplated by the Loan Documents. Each holder of a participation in any rights under the Borrower Loan Documents, if and to the extent the applicable participation agreement so provides, shall, with respect to such participation, be entitled to all of the rights of a Bank as fully as though it were a Bank under Sections 1.13, 7.02, 7.03, 7.04 and 10.02(d) (subject to any conditions imposed on a Bank hereunder with respect thereto, including delivery of the forms and certificates required under Section 1.13(c)) and may, to the extent permitted by Applicable Law, exercise any and all rights of set-off with respect to such participation as fully as though each Borrower was directly indebted to the holder of such participation for Loans made to such Borrower in the amount of such participation; provided, however, that no holder of a participation shall be entitled to any amounts that would otherwise be payable to it with respect to its participation under
Section 1.13 or 7.02 unless (x) such amounts are payable in respect of Regulatory Changes that are enacted, adopted or issued after the date the applicable participation agreement was executed or (y) such amounts would have been payable to the Bank that granted such participation if such participation had not been granted. Each Bank selling or granting a participation shall indemnify the Borrowers and the Administrative Agent for any Taxes and Liabilities that then may sustain as a result of such Bank's failure to withhold and pay any Taxes applicable to payments by such Bank to its participant in respect of such participation.

            Section 10.11. Governing Law. This Agreement and the Notes (including matters relating to the Maximum Permissible Rate) shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).

            Section 10.12. Judicial Proceedings; Waiver of Jury Trial. Any judicial proceeding brought against a Borrower with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, each Borrower (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives, to the extent permitted by Applicable Law, any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. Each Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 10.01(a)(ii), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of any Agent, the Issuing Bank, any Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of any Agent, the Issuing Bank, any Bank or any other Indemnified Person to bring proceedings against the Borrower in the courts of any other jurisdiction.
EACH BORROWER, THE AGENTS, THE ISSUING BANK AND EACH BANK HEREBY WAIVE
TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT
RELATED CLAIM.

            Section 10.13. Judgment Currency. If in connection with determining the amount of a judgment to be rendered in a currency other than Dollars (a "Foreign Currency"), it is necessary to convert a sum payable by each Borrower to an Indemnified Person under the Loan Documents in Dollars into such Foreign Currency, then, unless another rate of exchange is required under Applicable Law, the rate of exchange used shall be the Administrative Agent's Spot Rate on the Business Day preceding the day on which final judgment is to be rendered. The obligations of each Borrower in respect of any such sum payable by it to such Indemnified Person under the Loan Documents in Dollars shall, notwithstanding any such judgment in such Foreign Currency, be discharged only to the extent that on the Business Day following actual receipt by such Indemnified Person of the amount of the judgment in such Foreign Currency, such Indemnified Person is able to purchase Dollars in New York with such sum of Foreign Currency, whether or not at the Agent's spot rate of exchange. As a separate obligation and notwithstanding any such judgment, each Borrower shall pay such Indemnified Person on demand in Dollars any difference between the amount originally payable by such Borrower to such Indemnified Person in Dollars and the amount of Dollars that may be so purchased. In the event that the amount that may be so purchased exceeds the amount originally payable, such Indemnified Person shall promptly remit such excess to such Borrower.

            Section 10.14.  LIMITATION OF LIABILITY.  NEITHER THE
ADMINISTRATIVE AGENT, THE ISSUING BANK NOR THE BANKS NOR ANY OTHER INDEMNIFIED PERSON SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND EACH BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY THE BORROWER IN CONNECTION WITH ANY LOAN DOCUMENT RELATED CLAIM.

            Section 10.15. Severability of Provisions. Any provision of the Borrower Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, each Borrower hereby waives any provision of Applicable Law that renders any provision of the Borrower Loan Documents prohibited or unenforceable in any respect.

            Section 10.16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

            Section 10.17. Survival of Obligations. Except as otherwise expressly provided therein, the rights and obligations of the Borrowers, the Agents, the Issuing Bank, the Banks and the other Indemnified Persons under the Borrower Loan Documents shall survive the Repayment Date and the termination of the Security Interest.

            Section 10.18. Entire Agreement. This Agreement and the Notes embody the entire agreement among the Borrowers, the Agents, the Issuing Bank and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

            Section 10.19. Successors and Assigns. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            Section 10.20. Cash Collateral. If, at any time, payment or prepayment of Contingent Reimbursement Obligations shall be required pursuant to any provision of any of the Loan Documents, such payment or prepayment shall be made by deposit of funds in Dollars, in the amount of such payment or prepayment, into an interest bearing cash collateral account at the Administrative Agent's Office, which account shall be under the dominion and control of the Administrative Agent and is hereby pledged to the Banks and the Issuing Bank as security for the payment of the Contingent Reimbursement Obligations and any other amounts that may become payable hereunder. Funds deposited in such account, and any income thereon, may be applied by the Administrative Agent against amounts payable under the Loan Documents as such amounts become due. Any funds remaining in such account when all Contingent Reimbursement Obligations and other amounts payable under the Loan Documents have been paid shall be returned to the Borrowers.

            Section 10.21. Registered Notes. A Bank that is a Non-US Bank that has complied with Section 1.13(d)(i)(A)(2) may have its Note issued as a Registered Note, and for this purpose the Borrowers shall cause to be maintained a Register. Once issued, Registered Notes may not be exchanged for Notes that are not Registered Notes, and of the Loans evidenced thereby, may be transferred only in accordance with the provisions of Section 10.10(a)(ii)(D).

                                  ARTICLE 11

                                INTERPRETATION

            Section 11.01.  Defined Terms.  For the purposes of this Agreement:

            "Accumulated Funding Deficiency" has the meaning ascribed to that term in Section 302 of ERISA.

            "Adjusted Consolidated Net Worth" means, at any time, the sum of
(a) Consolidated Net Worth of AWT plus (b) CGE Subordinated Indebtedness, in each case determined as of such time.

            "Adjusted Eurodollar Rate" means, for any Interest Period, a rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) equal to the rate obtained by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

            "Administrative Agent" means The First National Bank of Chicago, as Administrative Agent for the Banks under the Loan Documents, and any successor Administrative Agent appointed pursuant to Section 9.08.

            "Administrative Agent's Office" means the address of the Administrative Agent specified in or determined in accordance with the provisions of Section 10.01(a)(ii).

            "Affiliate" means, with respect to any Person, any other Person (other than a Borrower or a Subsidiary) (i) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; (ii) which beneficially owns or holds twenty-five percent (25%) or more of any class of the voting stock of such first Person; (iii) twenty-five percent (25%) or more of the voting stock (or in the case of a person which is not a corporation, twenty-five percent (25%) or more of the equity interest) of which is beneficially owned or held by such first Person or a Consolidated Subsidiary of such first Person; or (iv) who is an executive officer or director of such first Person and beneficially owns five percent (5%) or more of the voting stock of such first Person. As used in this definition the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless otherwise specified, "Affiliate" means an Affiliate of a Borrower.

            "Agent" means the Administrative Agent, the Arranging Agents and the Collateral Agent.

            "Agents' Fee Letter" means the letter agreement dated January 3, 1995 among AWT, The First National Bank of Chicago and Societe Generale.

            "Agreement" means this Agreement, including all schedules, annexes and exhibits hereto.

            "Agreement Date" means the date set forth as such on the signature pages hereof, which date is the date the executed copies of this Agreement were delivered by all parties hereto and, accordingly, the date this Agreement became effective and, for the first time, binding upon such parties.

            "Air Receivables" means Eligible Receivables owing to AWT or any Consolidated Subsidiary of AWT included in the Research-Cottrell business segment for financial reporting purposes.

            "Alternate Base Rate" means, for any day, a rate per annum equal to the higher of (a) the Base Rate and (b) the Federal Funds Rate in effect on such day plus 1/2%.

            "Applicable Commitment Fee Rate" means, as determined quarterly,
(a) if the Interest Coverage Ratio is greater than 2.0 to 1.0, 0.20% and (b) if the Interest Coverage Ratio is less than or equal to 2.0 to 1.0, 0.25%.

            "Applicable Law" means, anything in Section 10.11 to the contrary notwithstanding, (a) all applicable common law and principles of equity and
(b) all applicable provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies, (ii) Governmental Approvals and
(iii) orders, decisions, judgments and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

            "Applicable LC Fee Rate" means a per annum rate, as determined quarterly, (a) with respect to a standby Letter of Credit, (i) if the Interest Coverage Ratio is greater than 2.0 to 1.0, 0.600% and (ii) if the Interest Coverage Ratio is less than or equal to 2.0 to 1.0, 0.725%, and (b) with respect to a documentary Letter of Credit, (i) with respect to Letters of Credit in a stated amount less than or equal to $5,000,000, 0.500%, and (ii) with respect to Letters of Credit in a stated amount greater than $5,000,000, 0.400%.

            "Approved Country" means Japan, Canada, Singapore, or any country in full membership and in good standing in the European Economic Community or any other country approved in writing by the Arranging Agents.

            "Approved Currency" means Dollars and any freely convertible currency of any Approved Country.

            "Arranging Agents" means The First National Bank of Chicago and Societe Generale, as Arranging Agents for the Banks under the Loan Documents.

            "AWT" means Air & Water Technologies Corporation, a Delaware corporation.

            "Bank" means (a) any Person listed as such on the signature pages hereof and (b) any Person that has been assigned any or all of the rights or obligations of a Bank pursuant to Section 10.10(a).

            "Bank Nonparticipation" means (a) the inability of any Bank to acquire any Participation pursuant to Section 1.02(b)(ii) or to make any payment required by it under Section 1.04(c)(iii) because of such Bank's having been subject to receivership, insolvency or other similar laws, (b) the refusal of any Bank to acquire any Participation pursuant to Section 1.02(b)(ii) or to make any payment required by it under Section 1.04(c)(iii) or (c) the giving by any Bank to the Issuing Bank of any notice (which has not been retracted) of its intention not to so acquire any Participation or to make any such required payment.
            "Bank Tax" means any income (other than an income tax collected by withholding), branch profit tax or franchise or similar tax imposed upon any Bank or any Agent by any jurisdiction (or political subdivision thereof) under the laws of which such Bank or such Agent is organized or is doing business in which such Bank or such Agent or, in the case of such Bank, any of its Lending Offices is located.

            "Base Financial Statements" means the most recent, audited, consolidated balance sheets of AWT and its Consolidated Subsidiaries referred to in Schedule 5.02(a) and the related statements of income, stockholders' equity and, as applicable, changes in financial position or cash flows for the fiscal year ended with the date of such balance sheet.

            "Base Rate" means, for any day, a rate per annum equal to the higher of (a) the corporate base rate of interest announced by The First National Bank of Chicago at its offices in Chicago from time to time and (b) the prime rate of interest announced by Societe Generale at its office in New York from time to time. The Base Rate shall be adjusted automatically, without notice, on the effective date of any change in such corporate base rate or such prime rate, as the case may be. The Base Rate is not necessarily the lowest rate of interest of either The First National Bank of Chicago or Societe Generale.

            "Base Rate Loan" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Alternate Base Rate.

            "Benefit Plan" of any Person, means, at any time, any employee pension benefit plan as defined in Section 3(2) of ERISA subject to Title IV of ERISA (including a Multiemployer Benefit Plan), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of such Person.

            "Bonding Agreement" means (a) the Agreement, dated March 13, 1989, by and among Reliance Insurance Company, United Pacific Insurance Company, and Planet Insurance Company of Federal Way Washington (together the "Sureties"), Research-Cottrell, Inc., AWT and certain Subsidiaries of Research-Cottrell, Inc., and (b) the Agreement, dated March 13, 1989, by and among the Sureties, Metcalf & Eddy Companies, Inc., Research-Cottrell, Inc., AWT and certain Subsidiaries of Research-Cottrell, Inc., and any amendment, modification, replacement or renewal which is permitted pursuant to Section 4.14(b) hereof of such Bonding Agreements with any Surety or any other surety.

            "Bonding Arrangement" means any deposit, bonding arrangement or Lien to secure the performance of (or to secure obligations in respect of letters of credit posted to secure the performance of) bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business.

            "Borrower" means each of (a) AWT and (b) the Persons listed on Annex B; "Borrowers" means AWT and the Persons listed on Annex B collectively.

            "Borrower Loan Documents" means the Loan Documents to which any Borrower is a party.

            "Borrowing Base" means, on any date, in each case determined as of the date of the Borrowing Base Certificate required to be delivered most recently prior to such date, as such Borrowing Base Certificate may be amended by any notice delivered pursuant to Section 5.01(h)(v), the amount equal to the sum of (i) (A) 70% of the Air Receivables, (B) 80% of M&E Receivables and
(C) 90% of PSG Receivables, (ii) 50% of Eligible Inventory, not to exceed $15,000,000 at any time, (iii) 25% of the book value of the property, plant and equipment of AWT and its Consolidated Subsidiaries, net of accumulated depreciation, not to exceed $10,000,000 at any time and (iv) 20% of the Costs and Earnings in Excess of Billings of the Borrowers, not to exceed $15,000,000 at any time. For this purpose, Inventory shall be valued at the lower of cost or market determined principally on a FIFO basis.

            "Borrowing Base Certificate" means a certificate in the form of
Schedule 5.01(e).

            "Borrowing Base Deficiency" means, at any time, the amount by which the aggregate unpaid principal amount of all Loans at such time exceeds the Borrowing Base at such time.

            "Business Day" means a day on which banks are open for business in Chicago, Illinois, New York, New York, and the State of New Jersey.

            "Capital Expenditures" means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including that portion of capital leases which is capitalized on the consolidated balance sheet of AWT and its Consolidated Subsidiaries) by AWT and its Consolidated Subsidiaries during that period that, in conformity with Generally Accepted Accounting Principles, are required to be included in or reflected by the property, plant or equipment or similar fixed asset accounts reflected in the consolidated balance sheet of AWT and its Consolidated Subsidiaries.

            "Capital Security" means, with respect to any Person, (a) any share of capital stock of such Person or (b) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of such Person.

            "Capitalized Lease Obligation" means any rental obligation which, under Generally Accepted Accounting Principles, is or will be required to be capitalized on a balance sheet of AWT or any of its Consolidated Subsidiaries, or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet, in each case taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

            "Cash Flow" means, for any period, (a) the operating income (loss) from continuing operations as set forth on AWT's consolidated statement of income for such period adjusted to exclude gains or losses from unusual items plus (b) the amortization of goodwill for such period.

            "Cash Flow Coverage Ratio" means, for AWT and its Consolidated Subsidiaries, with respect to any specified period as measured on the last day of any fiscal quarter of AWT, the ratio of (a) net cash provided by (used for) operating activities as set forth on AWT's consolidated statements of cash flows, but excluding adjustments for changes in working capital, net of effects from acquisitions; plus Interest Expense; plus Rental Expense; less Capital Expenditures, to (b) Interest Expense plus Rental Expense plus current installments of long-term debt of AWT and its Consolidated Subsidiaries determined on a consolidated basis in accordance with Generally Accepted Accounting Principles (but excluding Loans outstanding and Letter of Credit Amounts as of the date of such determination).

            "CGE" means Compagnie Generale des Eaux, a corporation organized and existing under the laws of France.

            "CGE Subordinated Indebtedness" shall have the meaning ascribed to the term "Subordinated Obligations" in the Subordination Agreement.

            "Code" means the Internal Revenue Code of 1986.

            "Collateral" means all property in which a Lien is created pursuant to the Loan Documents.

            "Collateral Agent" means Societe Generale, New York Branch, in its capacity as collateral agent for and representative (within the meaning of Section 9-105(m) of the Uniform Commercial Code) of the Principals under the Security Agreement, and any successor appointed pursuant to such Security Agreement.

            "Collateral Agent's Office" means the address of the Collateral Agent specified in or determined in accordance with the provisions of Section 10.01(a)(ii).

            "Comfort Letter" means that certain letter of CGE to the Banks, dated February 24, 1995.

            "Commitment" of any Bank means (a) the amount set forth opposite such Bank's name under the heading "Commitment" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank, in either case, as the same may be reduced from time to time pursuant to Section 1.07 or increased or reduced from time to time pursuant to Section 7.07 or assignments in accordance with
Section 10.10(a), or (b) as the context may require, the obligation of such Bank to make Loans in an aggregate unpaid principal amount not exceeding such amount.

            "Consolidated Current Assets" means, at any time, the consolidated current assets of AWT and its Consolidated Subsidiaries as of such time.

            "Consolidated Current Liabilities" means, at any time, (a) the consolidated current liabilities of AWT and its Consolidated Subsidiaries (excluding the Loans) plus (b) the current liabilities of any Person (other than AWT or any of its Consolidated Subsidiaries) that are Guaranteed by AWT or any of its Consolidated Subsidiaries, all as of such time.

            "Consolidated Indebtedness" means, at any time, the consolidated Indebtedness of AWT and its Consolidated Subsidiaries as of such time.

            "Consolidated Net Worth" means, at any time, the consolidated stockholders' equity of AWT and its Consolidated Subsidiaries determined at such time.

            "Consolidated Subsidiary" means, with respect to any Person at any time, any Subsidiary or other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time; unless otherwise specified, "Consolidated Subsidiary" means a Consolidated Subsidiary of AWT.

            "Contingent Reimbursement Obligation" means, at any time, the amount by which (a) the contingent obligation of a Borrower, at such time, to reimburse the Issuing Bank for any Drawing (converted to Dollars, if applicable, at the Issuing Bank's Spot Rate plus 10%) that may be made under a Letter of Credit exceeds (b) the amount of cash collateral held by the Administrative Agent under Section 10.20 as security for such Contingent Reimbursement Obligation, but only to the extent that the Lien of the Banks and the Issuing Bank in such collateral is, in the determination of the Administrative Agent, perfected and subject to no other Liens.

            "Contract" means (a) any agreement (whether bilateral or unilateral or executory or non-executory and whether a Person entitled to rights thereunder is so entitled directly or as a third-party beneficiary), including an indenture, lease or license, (b) any deed or other instrument of conveyance, (c) any certificate of incorporation or charter and (d) any by-law.

            "Costs and Earnings in Excess of Billings" means, at any time, the aggregate amount of costs incurred and earned margin in excess of billings with respect to uncompleted contracts at such time.

            "Credit Extension" means (a) the making by any Bank of any Loan or
(b) the issuance by the Issuing Bank of any Letter of Credit.

            "Debt" means any Liability that constitutes "debt" or "Debt" under section 101(11) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law.

            "Default" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

            "Dollars" and the sign "$" mean lawful money of the United States of America.

            "Domestic Lending Office" of any Bank means (a) as applied to any Bank, (i) the branch or office of such Bank set forth below such Bank's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Domestic Lending Office" in the Notice of Assignment given to AWT and the Administrative Agent with respect to such assignment or (ii) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Base Rate Loans and Participations are to be made or maintained and (b) as applied to the Issuing Bank, if such branch or office is different from the Domestic Lending Office of the Bank that is the Issuing Bank, (i) the branch or office of the Issuing Bank set forth below the name of the Bank that is the Issuing Bank under the heading "Issuing Bank Domestic Lending Office" on Annex A or (ii) such other branch or office of such Bank designated by the Issuing Bank from time to time as the branch or office at which Contingent Reimbursement Obligations and Drawings are to be made or maintained.

            "Drawing" means (a) any amount disbursed by the Issuing Bank under a Letter of Credit or (b) as the context may require, the obligation of the Borrower to reimburse the Issuing Bank for such disbursement, which reimbursement shall be in Dollars converted at the Spot Rate of the Issuing Bank.

            "Eligible Assignee" means (a) any commercial bank, savings and loan institution or savings bank organized under the laws of the United States, or any State thereof, and having combined capital and surplus in excess of $100,000,000, (b) any commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having combined capital and surplus (or the equivalent thereof under the accounting principles applicable thereto) in excess of $100,000,000, provided that such bank is acting through a branch, agency or Affiliate located in the country in which it is organized or another country that is also a member of the OECD, (c) the central bank of any country that is a member of the OECD or (d) any insurance company, pension fund, mutual fund or other financial institution of recognized standing.

            "Eligible Inventory" means Inventory of the Borrowers that the Required Banks in their sole and absolute discretion determine meets all of the following requirements:

                  (a) such Inventory is (i) subject to the Lien created by the Security Agreement and such Lien is perfected as to such Inventory and
(ii) subject to no Liens other than Permitted Liens;

                  (b) such Inventory is in good condition and was manufactured in accordance with and meets all standards imposed by Applicable Law or by any government agency, or department or division thereof, having regulatory authority over such goods or their manufacture, use or sale;

                  (c) such Inventory is currently either readily usable or saleable in the normal course of such Borrower's business, within such Borrower's customary period of resale;

                  (d)  such Inventory has not been consigned to any Person;

                  (e) no event has occurred and no condition exists that would substantially impede such Borrower's ability to continue to use or sell such Inventory in the normal course;

                  (f) no claim disputing such Borrower's title to, or right to possession of, dominion over or right to sell, such Inventory has been asserted;

                  (g) no covenant, representation or warranty applicable to such Inventory under any of the Loan Documents has been breached or is inaccurate in any respect; and

                  (h) such Inventory is not determined by the Required Banks to be ineligible for any other reason generally accepted in the commercial finance business as a reason for ineligibility.

            "Eligible Receivable" means a Receivable of AWT or any of its Consolidated Subsidiaries and that the Required Banks in their sole and absolute discretion determine meets all of the following requirements:

                  (a) such Receivable represents a bona fide right to receive payment that requires no further act under any circumstances on the part of such Person to receive such payment and that arises from an arm's length transaction with a party other than a Subsidiary in the ordinary course of such Person's business;

                  (b) such Receivable shall not (i) be unpaid more than 90 days from the date of the original invoice, (ii) be payable by an account debtor located outside the United States or an Approved Country, other than any Receivable that is backed by a letter of credit issued by a bank organized in an Approved Country and having combined capital and surplus in excess of $250,000,000, or (iii) be subject to any Bonding Arrangement;

                  (c) if such Receivable arises from the sale of goods, the goods the sale of which gave rise to such Receivable were shipped or delivered to the account debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding, and no part of such goods, or any other goods shipped or delivered to such account debtor has been returned or rejected;

                  (d) if such Receivable arises from the performance of services, such services have been fully rendered to the extent required to be entitled to receive such payment;

                  (e) such Receivable is not evidenced by chattel paper or an instrument of any kind;

                  (f) the account debtor with respect to such Receivable (i) is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, that might, in the opinion of the Arranging Agents, have a Materially Adverse Effect on the business of such account debtor or (ii) has not made an assignment for the benefit of creditors or consented to or suffered the appointment of a receiver, trustee, liquidator, custodian or the like for it or for a significant portion of its assets or affairs;

                  (g) such Receivable is a valid, legally enforceable obligation of the account debtor with respect thereto and is not subject to any present, or contingent, and no facts exist that are the basis for any future, offset or counterclaim or other defense or dispute on the part of such account debtor;

                  (h) such Receivable is (i) subject to the Lien created by the Security Agreement and such Lien is perfected as to such Receivable and
(ii) subject to no Liens other than Permitted Liens;

                  (i) such Receivable is evidenced by an invoice or other documentation in form acceptable to the Arranging Agents;

                  (j) such Person has observed and complied with all laws of the jurisdiction in which the account debtor on such Receivable is located that, if not observed and complied with, would deny to such Person access to the courts of such State;

                  (k) such Receivable does not arise out of any transaction with a Subsidiary of such Person;

                  (l) such Receivable is not subject to any provision which would invalidate any assignment thereof or prevent the perfection of a security interest therein but for notice of or consent to such assignment, unless such notice has been given or such consent obtained or unless waived by the Collateral Agent;

                  (m) if such Receivable arises from the sale of goods, the goods the sale of which gave rise to such Receivable (i) were not, at the time of the sale or leasing thereof, subject to any Lien, except the Security Interest and Liens that constitute Permitted Liens under the Security Agreement and (ii) were manufactured in accordance with all Applicable Laws including those specifying minimum wages and working conditions;

                  (n) such Receivable is payable in freely transferable Dollars or any Approved Currency;

                  (o) no covenant, representation or warranty applicable to such Receivable under any of the Loan Documents has been breached or is inaccurate in any respect; and

                  (p) such Receivable is not determined by the Required Banks to be ineligible for any other reason generally accepted in the commercial finance business as a reason for ineligibility.

            "Environmental Claim" means any civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand, letter relating in any way to any Environmental Law or any code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, including, without limitation, (a) any and all enforcement, cleanup, removal, or other governmental or regulatory actions pursuant to any applicable Environmental Law and (b) all claims by any third party with respect to or because of its or their property relating to damage, responsibility, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

            "Environmental Law" means any applicable federal, state, local or foreign law, ordinance or regulation relating to pollution or protection of the environment, including laws relating to industrial hygiene, emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or toxic or hazardous substances or wastes (including, without limitation, Hazardous Materials) into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or toxic or hazardous substances or wastes (including, without limitation, Hazardous Materials).

            "ERISA" means the Employee Retirement Income Security Act of 1974.

            "ERISA Affiliate" means, with respect to any Person, any other Person, including a Subsidiary or other Affiliate of such first Person, that is a member of any group of organizations within the meaning of Code Sections 414(b), (c), (m) or (o) of which such first Person is a member.

            "Eurodollar Business Day" means any Business Day on which dealings in Dollar deposits are carried on in the London interbank market.

            "Eurodollar Lending Office" of any Bank means (a) as applied to any Bank (i) the branch or office of such Bank set forth below such Bank's name under the heading "Eurodollar Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the branch or office of such Bank set forth under the heading "Eurodollar Lending Office" in the Notice of Assignment given to AWT and the Administrative Agent with respect to such assignment or (ii) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Eurodollar Rate Loans and Participations are to be made or maintained and (b) as applied to the Issuing Bank, if such branch or office is different from the Eurodollar Lending Office of the Bank that is the Issuing Bank, (i) the branch or office of the Issuing Bank set forth below the name of the Bank that is the Issuing Bank under the heading "Issuing Bank Eurodollar Lending Office" on Annex A or
(ii) such other branch or office of such Bank designated by the Issuing Bank from time to time as the branch or office at which Contingent Reimbursement Obligations and Drawings are to be made or maintained.

            "Eurodollar Rate" means, for any Interest Period, the rate per annum determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the rates per annum determined, respectively, by each Arranging Agent to be the rate at which such Arranging Agent offered or would have offered to place with first-class banks in the London interbank market deposits in Dollars in amounts comparable to the Eurodollar Rate Loan of such Arranging Agent to which such Interest Period applies, for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Interest Period.

            "Eurodollar Rate Loan" means any Loan the interest on which is, or is to be, as the context may require, computed on the basis of the Adjusted Eurodollar Rate.

            "Eurodollar Rate Margin" means (a) if the Interest Coverage Ratio is greater than 2.0 to 1.0, 0.600% and (b) if the Interest Coverage Ratio is equal to or less than 2.0 to 1.0, 0.725%.

            "Event of Default" means any of the events specified in Section
6.01.

            "Existing Benefit Plan" means any Benefit Plan listed on Schedule 4.17.

            "Existing Credit Agreements" means (i) the Credit Agreement, dated as of September 12, 1990, among AWT, the banks party thereto and The First National Bank of Chicago, as Agent, and (ii) the Bank Purchase Agreement, dated as of April 12, 1990, between Metcalf & Eddy, Inc., as Seller, and The First National Bank of Chicago, as Buyer.

            "Existing Guaranty" means (a) any Guaranty outstanding on the Agreement Date, to the extent set forth on Schedule 4.08, and (b) any Guaranty that constitutes a renewal, extension or replacement of an Existing Guaranty, but only if (i) at the time such Guaranty is entered into and immediately after giving effect thereto, no Default would exist, (ii) such Guaranty is binding only on the obligor or obligors under the Guaranty so renewed, extended or replaced, (iii) the principal amount of the obligations Guaranteed by such Guaranty does not exceed the principal amount of the obligations Guaranteed by the Guaranty so renewed, extended or replaced at the time of such renewal, extension or replacement and (iv) the obligations Guaranteed by such Guaranty bear interest at a rate per annum not exceeding the rate borne by the obligations Guaranteed by the Guaranty so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

            "Existing Indebtedness" means, in the case of any Borrower or any Subsidiary of any Borrower, (a) any Indebtedness of such Borrower or Subsidiary outstanding on the Agreement Date, to the extent set forth on
Schedule 4.07, and (b) any Indebtedness of such Borrower or Subsidiary constituting a renewal, extension or refunding of any Existing Indebtedness of such Borrower or Subsidiary, but only if (i) at the time such Indebtedness is incurred and immediately after giving effect thereto, no Default would exist and (ii) the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness so renewed, extended or refunded.

            "Existing Investments" means the Investments of the Borrowers listed on Schedule 4.15.

            "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by The First National Bank of Chicago from three Federal funds brokers of recognized standing selected by such bank.

            "Funded Current Liability Percentage" has the meaning ascribed to that term in Code Section 401(a)(29).

            "Generally Accepted Accounting Principles" means, unless the Arranging Agents shall otherwise consent, such consent not to be unreasonably withheld, (a) in the case of the Base Financial Statements, generally accepted accounting principles at the time of the issuance of the Base Financial Statements and (b) in all other cases, the accounting principles followed in the preparation of the Base Financial Statements.

            "Governmental Approval" means any authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any governmental unit.

            "Guaranteed Parties" means the Agents, the Issuing Bank, the Banks and each other Indemnified Person hereunder.

            "Guarantors" means the Persons listed on Annex B hereto and identified as Guarantors.

            "Guaranty" of any Person means any obligation, contingent or otherwise, of such Person (a) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or (b) incurred in connection with the issuance by a third Person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise). The word "Guarantee" when used as a verb has the correlative meaning.

            "Hazardous Materials" means any flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", or "toxic substances" under any applicable federal, state or foreign law or regulation.

            "Indebtedness" of any Person means (in each case, whether such obligation is with full or limited recourse) (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms, (d) any obligation of such Person as lessee under a capital lease, (e) any Mandatorily Redeemable Stock of such Person owned by any Person other than such Person or an Indebtedness-Free Subsidiary of such Person (the amount of such Mandatorily Redeemable Stock to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such Mandatorily Redeemable Stock), (f) any non-contingent obligation of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guaranty issued by such other Person to the extent that such reimbursement obligation remains outstanding after it becomes non-contingent, (g) any obligation with respect to an interest rate or currency swap or similar obligation obligating such Person to make payments, whether periodically or upon the happening of a contingency, except that if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount thereof, (h) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person and (i) any Indebtedness of others Guaranteed by such Person.

            "Indebtedness-Free Subsidiary" means a Subsidiary (a) all of the Capital Securities, other ownership interests and rights to acquire ownership interests of which are owned or controlled by a Borrower, by one or more other Indebtedness-Free Subsidiaries or by a Borrower and one or more other Indebtedness-Free Subsidiaries and (b) that has no Indebtedness other than Indebtedness under the Loan Documents and Indebtedness owing to a Borrower or another Indebtedness-Free Subsidiary.

            "Indemnified Person" means any Person that is, or at any time was, the Administrative Agent, an Arranging Agent, the Issuing Bank, a Bank, an Affiliate of the Administrative Agent, any other Agent, the Issuing Bank or a Bank or a director, officer, employee or agent of any such Person.

            "Information" means data, certificates, reports, statements (including financial statements), documents and other information.

            "Intellectual Property" means (a) (i) patents and patent rights,
(ii) trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature and (iii) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (b) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (a), and (c) rights relating to any Intellectual Property referred to in clause (a) or (b), including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

            "Intercreditor Agreement" means the Intercreditor Agreement, dated as of the date hereof, among the Administrative Agent, the Collateral Agent, the Sureties, the Borrowers and the Guarantors.

            "Interest Coverage Ratio" means, as of any date of determination, the ratio of (i) Cash Flow of AWT and its Consolidated Subsidiaries for the period of four consecutive fiscal quarters of AWT ending on, or most recently ended prior to, such date (or, if shorter, the period from the Agreement Date to such date) to (ii) the excess of Interest Expense for AWT for such period over interest income of AWT and its Consolidated Subsidiaries for such period.

            "Interest Expense" means, for any Person for any period, the interest expense (without regard to any offsetting interest income or reduction for capitalized interest) of such Person and its Consolidated Subsidiaries determined on a consolidated basis in accordance with Generally Accepted Accounting Principles.

            "Interest Payment Date" means the last day of March, June, September and December of each year.

            "Interest Period" means a period commencing, in the case of the first Interest Period applicable to a Eurodollar Rate Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending, depending on the Type of Loan, on the same day in the first, second, third or sixth calendar month thereafter, except that (a) any Interest Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day and (b) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Eurodollar Business Day of a calendar month.

            "Inventory" of any Person has the meaning ascribed to such term in the Security Agreement.

            "Investment" of any Person means (a) any Capital Security, evidence of Indebtedness or other security or instrument issued by any other Person, (b) any loan, advance or extension of credit to, or any contribution to the capital of, any other Person and (c) any other investment in any other Person. An Investment referred to in Section 4.15(d) shall be deemed to be "outstanding", except to the extent that it has been paid or otherwise satisfied in cash or securities or the Person making such Investment has received cash in consideration for the sale thereof, notwithstanding the fact that such Investment may otherwise have been forgiven, released, canceled or otherwise nullified.

            "Issuing Bank" means (a) with respect to each Letter of Credit issued by The First National Bank of Chicago under an Existing Credit
Agreement and outstanding on the Agreement Date with a termination date that is no more than three months after the Agreement Date, The First National Bank of Chicago in its capacity as issuing bank of such Letter of Credit and (b) with respect to each Letter of Credit (i) issued by The First National Bank of Chicago under an Existing Credit Agreement and outstanding on the Agreement Date with a termination date that is more than three months after the Agreement Date and identified on Schedule 10.01, which shall be replaced with a Letter of Credit under this Agreement as soon as practicable after the Agreement Date, or (ii) issued by Societe Generale pursuant to Section 1.02(b), Societe Generale in its capacity as issuing bank of such Letter of Credit.

            "Issuing Bank's Office" means the address of the Issuing Bank specified in or determined in accordance with the provisions of Section 10.01(a)(ii).

            "Lending Office" of any Bank or the Issuing Bank means the Domestic Lending Office or the Eurodollar Lending Office of such Person.

            "Letter of Credit" means (a) a letter of credit issued by Societe Generale as Issuing Bank pursuant to Section 1.02(b) and (b) a letter of credit issued by The First National Bank of Chicago under an Existing Credit Agreement and outstanding on the Agreement Date.

            "Letter of Credit Amount" of a Participating Bank in a Letter of Credit in which it has a Participation means, at any time, an amount equal to the product of (a) the sum of (i) the aggregate unpaid principal amount of all Drawings under such Letter of Credit at such time and (ii) the amount of the Contingent Reimbursement Obligation with respect to such Letter of Credit at such time multiplied by (b) such Participating Bank's Participating Bank Percentage with respect to such Letter of Credit.

            "Leverage Ratio" means, at any time, the ratio of (a) the total Indebtedness (other than Indebtedness pursuant to clause (g) of the definition of Indebtedness and less any CGE Subordinated Indebtedness and Permitted Environmental Project Indebtedness of AWT and its Consolidated Subsidiaries) of AWT and its Consolidated Subsidiaries to (b) the total Indebtedness (less any CGE Subordinated Indebtedness and Permitted Environmental Project Indebtedness of AWT and its Consolidated Subsidiaries) of AWT and its Consolidated Subsidiaries plus Adjusted Consolidated Net Worth, in each case determined at such time.

            "Liability" of any Person means (in each case, whether with full or limited recourse) any indebtedness, liability, obligation, covenant or duty of or binding upon, or any term or condition to be observed by or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under Contract, Applicable Law, or otherwise, whether now existing or hereafter arising, and whether for the payment of money or the performance or non-performance of any act.

            "Lien" means, with respect to any property or asset (or any income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by Contract, operation of law, legal process or otherwise) (a) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (b) any other arrangement, express or implied, under which the same is subordinated, transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any Liability in priority to the payment of the ordinary, unsecured Liabilities of such Person. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

            "Loan" means any amount advanced by a Bank pursuant to Section
1.01.

            "Loan Document Related Claim" means any claim (including, without limitation, an Environmental Claim) or dispute (whether arising under Applicable Law, including any Environmental Law, under Contract or otherwise and, in the case of any proceeding relating to any such claim or dispute, whether civil, criminal, administrative or otherwise) in any way arising out of, related to, or connected with, the Loan Documents, the relationships established thereunder or any actions or conduct thereunder or with respect thereto, whether such claim or dispute arises or is asserted before or after the Agreement Date or before or after the Repayment Date.

            "Loan Document Representation and Warranty" means any
"Representation and Warranty" as defined in any Loan Document and any other representation or warranty made or deemed made under any Loan Document.

            "Loan Documents" means (a) this Agreement, the Notes, the Security Agreement, the Mortgages, the Letters of Credit and the related requests for the issuances thereof, the Comfort Letter, the Subordination Agreement, the Intercreditor Agreement and (b) all other agreements, documents and instruments relating to or arising out of, (i) any agreement, document or instrument referred to in clause (a), (ii) any other agreement, document or instrument referred to in this clause (b) or (iii) any of the transactions contemplated by any agreement, document or instrument referred to in clause
(a) or in this clause (b).

            "Loan Party" means AWT and each of the other Borrowers and Guarantors, and their respective successors.

            "Mandatorily Redeemable Stock" means, with respect to any Person, any share of such Person's capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (i) at a fixed or determinable date on or prior to the Termination Date, whether by operation of a sinking fund or otherwise, (ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible, at the option of any Person other than such Person, into Mandatorily Redeemable Stock.

            "Material Subsidiary" means any Subsidiary which has either (a) assets exceeding 5% of the assets of AWT and its Consolidated Subsidiaries taken as a whole or (b) revenues exceeding 5% of the revenues of AWT and its Consolidated Subsidiaries taken as a whole.

            "Materially Adverse Effect" means, (a) with respect to any Person, any materially adverse effect on such Person's business, assets, Liabilities, financial condition or results of operations, (b) with respect to a group of Persons "taken as a whole", any materially adverse effect on such Persons' business, assets, Liabilities, financial conditions or results of operations taken as a whole on, where appropriate, a consolidated basis in accordance with Generally Accepted Accounting Principles, (c) with respect to any Loan Document, any material adverse effect on the binding nature, validity or enforceability thereof as an obligation of any Loan Party that is a party thereto and (d) with respect to the Collateral taken as a whole, a materially adverse effect on its value as Collateral or a material adverse effect on the validity, perfection, priority or enforceability of the Security Interest therein.

            "Maximum Permissible Rate" means, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (a) civil or criminal penalties being imposed on the payee or (b) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

            "M&E Receivables" means Eligible Receivables owing to AWT or any Consolidated Subsidiary of AWT included in the Metcalf & Eddy, Inc. business segment for financial reporting purposes.

            "Money Market Investment" means (a) any security issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having a remaining maturity of not more than twelve months, (b) any certificate of deposit, eurodollar time deposit and bankers' acceptance with remaining maturity of not more than six months, any overnight bank deposit, and any demand deposit account, in each case with any Bank or with (i) any United States commercial bank rated B or better by Thomson Bankwatch Inc. or (ii) any first-class bank in any Approved Country, in each case having capital and surplus in excess of $500,000,000, (c) any repurchase obligation with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) above entered into with any financial institution meeting the qualifications specified in clause
(b) above, (d) any commercial paper issued by any Bank or the parent corporation of any Bank and any other commercial paper rated A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service, Inc. and in any case having a remaining maturity of not more than twelve months and (e) money market funds investing in any of the foregoing.

            "Mortgage" means (a) the Mortgage, Security Agreement and Assignment of Leases and Income, dated as of the date hereof, between Research Cottrell, Inc., as mortgagor, and Societe Generale, New York Branch, as Agent (as defined therein), as mortgagee, with respect to the headquarter parcel located in New Jersey, and (b) the Mortgage, Security Agreement and Assignment of Leases and Income, dated as of the date hereof, between Research Cottrell, Inc., as mortgagor, and Societe Generale, New York Branch, as Agent (as defined therein), as mortgagee, with respect to the farmland parcel located in New Jersey.

            "Mortgaged Property" means all property in which a Lien is created pursuant to the Mortgage.

            "Multiemployer Benefit Plan" means any Benefit Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

            "Nonparticipating Bank" means a Bank designated by the Issuing Bank as a Bank with respect to which a Bank Nonparticipation has occurred.
The designation of a Bank by the Issuing Bank as a "Nonparticipating Bank" shall not affect the status of such Bank as a Participating Bank in respect of Letters of Credit issued prior to such designation.

            "Non-US Bank" means a Person that is not a United States Person and that is not described in Section 881(c)(3) of the Code.

            "Note" means any promissory note in the form of Exhibit A and includes such a Note that is a Registered Note.

            "Notice of Assignment" means any notice to AWT and the Administrative Agent with respect to an assignment pursuant to Section 10.10(a) in the form of Schedule 10.10(a).

            "Participating Bank" means a Bank that is not a Nonparticipating
Bank.

            "Participating Bank Percentage" means, as applied to a Participating Bank with respect to a Letter of Credit, the fraction, the numerator of which is such Participating Bank's Commitment at the time of the issuance of such Letter of Credit and the denominator of which is the sum of the Commitments of all of the Banks that are, at such time, Participating Banks with respect to such Letter of Credit.

            "Participation" in a Letter of Credit means, in the case of a Participating Bank that is not the Issuing Bank, the participation interest in such Letter of Credit acquired by such Participating Bank pursuant to Section 1.02(b)(ii) and, in the case of a Participating Bank that is the Issuing Bank, the Issuing Bank's retained interest in such Letter of Credit.

            "PBGC" means the Pension Benefit Guaranty Corporation.

            "Permitted Environmental Project Indebtedness" means Indebtedness of a Borrower or any Subsidiary incurred for the sole purpose of funding specific environmental projects of such Borrower and repayable solely from the net cash flow of such projects without recourse to or Guaranty of payment by such Borrower or any of its Consolidated Subsidiaries or any other Borrower or Guarantor.

            "Permitted Guaranty" means any Guaranty that is (a) a Guaranty incurred in the ordinary course of business, (b) a Guaranty by AWT or any of its Subsidiaries of the obligations of any Subsidiary of AWT or of AWT, to the extent such Subsidiary or AWT is otherwise permitted to incur such Guaranteed obligation pursuant to the terms of this Agreement, (c) a Guaranty resulting in the incurrence of Indebtedness, to the extent such Indebtedness is permitted pursuant to Section 4.07 or (d) a Guaranty of and only of the obligations of the Loan Parties under the Loan Documents.

            "Permitted Lien" means (i) any Lien securing and only securing the obligations of the Loan Parties under the Loan Documents; (ii) any Lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, but only if payment thereof shall not at the time be required to be made in accordance with Section 4.01 and foreclosure, distraint, sale or other similar proceedings shall not have been commenced; (iii) any Lien on the properties and assets of a Subsidiary of a Borrower securing an obligation owing to such Borrower or any Subsidiary; (iv) any Lien consisting of a deposit or pledge made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance or similar legislation; (v) any Lien arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings, but only if and so long as the execution or other enforcement thereof is not unstayed for more than 90 days; (vi) any Lien existing on (A) any property or asset of any Person at the time such Person becomes a Subsidiary or (B) any property or asset at the time such property or asset is acquired by a Borrower or a Subsidiary, but only, in the case of either (A) or
(B), if and so long as (1) such Lien was not created in contemplation of such Person becoming a Subsidiary or such property or asset being acquired, (2) such Lien is and will remain confined to the property or asset subject to it at the time such Person becomes a Subsidiary or such property or asset is acquired and to fixed improvements thereafter erected on such property or asset, (3) such Lien secures only the obligation secured thereby at the time such Person becomes a Subsidiary or such property or asset is acquired and (4) the obligation secured by such Lien is not in default; (vii) any Lien in existence on the Agreement Date to the extent set forth on Schedule 4.09, but only, in the case of each such Lien, to the extent it secures an obligation outstanding on the Agreement Date to the extent set forth on such Schedule; (viii) any Lien securing Purchase Money Indebtedness but only if, in the case of each such Lien, (A) such Lien shall at all times be confined solely to the property or asset the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien and to fixed improvements thereafter erected on such property or asset and (B) such Lien attached to such property or asset within 90 days of the acquisition of such property or asset; (ix) any Bonding Arrangement; (x) any Lien arising as a result of the Bonding Agreements and the bonds issued thereunder; (xi) Liens on goods sold or shipped and covered by letters of credit securing reimbursement and obligations under such letters of credit; (xii) liens securing Permitted Environmental Project Indebtedness; (xiii) any Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clause (vi), (vii), (viii), (ix), (x), (xi) or (xii) of this definition, but only if (A) at the time such Lien is granted and immediately after giving effect thereto, no Default would exist, (B) such Lien is limited to all or a part of the property or asset that was subject to the Lien so renewed, extended or replaced and to fixed improvements thereafter erected on such property or asset and (C) the principal amount of the obligations secured by such Lien does not exceed the principal amount of the obligations secured by the Lien so renewed, extended or replaced; (xiv) Liens on receivables to the extent such receivables are permitted to be sold or otherwise disposed of pursuant to Section 4.12(g), (xv) Liens incidental to the conduct of any Borrower's or any Subsidiary's business or ownership of such Borrower's or Subsidiary's property and assets and incurred in the ordinary course of business, which Liens do not secure Indebtedness and do not in the aggregate materially detract from the value of such Borrower's or Subsidiary's assets or materially impair the use thereof in the operation of such Borrower's or Subsidiary's business, and (xvi) Liens not otherwise permitted by clauses (i) through (xv) above in an aggregate amount not to exceed $100,000 at any time; and any Lien that constitutes a "Permitted Lien" under the applicable Security Agreement or Mortgage.

            "Permitted Project" has the meaning set forth in Section 4.15(i).

            "Permitted Restrictive Covenant" means (a) any covenant or restriction contained in any Loan Document, (b) any covenant or restriction binding upon any Person at the time such Person becomes a Subsidiary of the Borrower if the same is not created in contemplation thereof, (c) any covenant or restriction of the type contained in Section 4.09 that is contained in any Contract evidencing or providing for the creation of or concerning Purchase Money Indebtedness so long as such covenant or restriction is limited to the property purchased therewith, (d) any covenant or restriction described in
Schedule 4.19, but only to the extent such covenant or restriction is there identified by specific reference to the provision of the Contract in which such covenant or restriction is contained, (e) any covenant or restriction contained in the terms of any Permitted Environmental Project Indebtedness or
(f) any covenant or restriction that (i) is not more burdensome than an existing Permitted Restrictive Covenant that is such by virtue of clause (b),
(c), (d) or (e), (ii) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (iii) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

            "Person" means any individual, sole proprietorship, corporation, partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof or, for the purpose of the definition of "ERISA Affiliate", any trade or business.

            "Planned Dispositions" means any disposition of assets planned by a Borrower or any Subsidiary as of the Agreement Date and described on
Schedule 11.01.

            "Post-Default Rate" means (a) in the case of any failure to make any payment of principal or interest on any of the Loans, Notes or the Drawings at maturity, the Alternate Base Rate plus 2% and (b) in all other cases, the rate otherwise applicable under Section 1.03(a) plus 2%.

            "Predecessor Indebtedness" means Indebtedness under the Existing Credit Agreements.

            "Principals" shall have the meaning ascribed to such term in the Security Agreement.

            "Prohibited Transaction" means any transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

            "PSG Receivables" means Eligible Receivables owing to AWT or any Consolidated Subsidiary of AWT which is included in the Professional Service Group, Inc. business segment for financial reporting purposes.

            "Purchase Money Indebtedness" means (a) Indebtedness of a Borrower or any Subsidiary that is incurred to finance part or all of (but not more than) the purchase price of an asset, provided that (i) neither such Borrower nor such Subsidiary had at any time prior to such purchase any interest in such asset other than a security interest or an interest as lessee under an operating lease and (ii) such Indebtedness is incurred within 90 days after such purchase, or (b) Indebtedness that constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Purchase Money Indebtedness that is such by virtue of clause (a) or (b).

            "Receivable" of any Person has the meaning ascribed to such term in the Security Agreement.

            "Register" means a register kept at the Administrative Agent's Office by the Administrative Agent on behalf of the Borrowers on which the Administrative Agent records the names of the Registered Holders.

            "Registered Holder" means the Person in whose name a Registered
Note is registered.

            "Registered Note" means a Note the name of the holder of which has been recorded on the Register. The registration of a Note shall constitute the registration of the Loan evidenced thereby.

            "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System.

            "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System.

            "Regulatory Change" means any Applicable Law, interpretation, directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented or first required or expected to be complied with after the Agreement Date, whether the same is (a) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise or (b) enacted, adopted, issued or proposed before or after the Agreement Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any Bank Tax.

            "Rental Expense" means, for any period, the aggregate fixed amounts payable by AWT and its Consolidated Subsidiaries under any lease of property having an original term (including any required renewals or any renewals at the option of the lessor or lessee) of one year or more (but does not include any Capitalized Lease Obligations), less any sublease income.

            "Repayment Date" means the later of (a) the termination of the Commitments (whether as a result of the occurrence of the Termination Date, reduction to zero pursuant to Section 1.07 or termination pursuant to Section 6.02) and (b) the payment in full of the Loans and Drawings and all other amounts due and payable or accrued hereunder.

            "Reportable Event" means, with respect to any Benefit Plan of any Person, (a) the occurrence of any of the events set forth in ERISA Sections 4043(b) (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations), 4068(f) or 4063(a) or the regulations thereunder with respect to such Benefit Plan, (b) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Code Section 401(a)(29) or (c) any failure to make a payment required by Code Section 412(m) with respect to such Benefit Plan.

            "Representation and Warranty" means any representation or warranty made pursuant to or under (a) Section 2.02, Article 3, Section 5.02 or any other provision of this Agreement or (b) any amendment to, or waiver of rights under, this Agreement, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (a) OR (b) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF A BORROWER.

            "Required Banks" means, at any time, Banks having more than 66-2/3% of the Loans and Participations outstanding or, if there are no Loans or Participations outstanding, more than 66-2/3% of the aggregate amount of the Commitments.

            "Reserve Requirement" means, at any time, the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against "Eurocurrency liabilities", as that term is used in Regulation D. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

            "Restricted Payment" means, with respect to any Borrower, any payment with respect to or on account of (i) any of such Borrower's Capital Securities, including any dividend or other distribution on, and any payment on account of any purchase, redemption, retirement, exchange, defeasance or conversion of, any such Capital Securities or (ii) payments of interest (other than current interest) on, or payments or prepayments of principal of, or the setting apart of money for a sinking fund or other analogous fund for, the purchase, redemption, retirement or other acquisition of, any principal of or interest on CGE Subordinated Indebtedness. For the purposes of this definition, a "payment" shall include the transfer of any asset or the incurrence of any Indebtedness or other Liability (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance or distribution of any capital stock of a Borrower or any Subsidiary other than Mandatorily Redeemable Stock.

            "Secured Party" has the meaning ascribed to such term in the Security Agreement and the Mortgages.

            "Security Agreement" means the Security Agreement, dated as of the date hereof among the Borrowers and Guarantors, as pledgors, and the Collateral Agent, as Secured Party, and any other Security Agreement entered into pursuant to Section 4.04.

            "Security Interest" means the Liens created, or purported to be created, by the Loan Documents.

            "Spot Rate" means, at any time, the spot rate of exchange of the Administrative Agent or the Issuing Bank, as applicable, for Dollars in Chicago or New York, as the case may be.

            "Subordination Agreement" means the Subordination Agreement, dated as of the date hereof, among CGE, AWT and the Administrative Agent.

            "Subsidiary"  means, with respect to any Person, any other Person
(a) securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (b) other ownership interests of which ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of a Borrower.

            "Tax" means any Federal, State or foreign tax, assessment or other governmental charge (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

            "Termination Date" means March 31, 1998.

            "Termination Event" means, with respect to any Benefit Plan, (a) any Reportable Event with respect to such Benefit Plan, (b) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(c), (c) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042 or (d) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042.

            "Type" means, with respect to Loans, any of the following, each of which shall be deemed to be a different "Type" of Loan: Base Rate Loans, Eurodollar Rate Loans having a one-month Interest Period, Eurodollar Rate Loans having a two-month Interest Period, Eurodollar Rate Loans having a three-month Interest Period and Eurodollar Rate Loans having a six-month Interest Period. Any Eurodollar Rate Loan having an Interest Period that differs from the duration specified for a Type of Eurodollar Rate Loan listed above solely as a result of the operation of clauses (a) and (b) of the definition of "Interest Period" shall be deemed to be a Loan of such above-listed Type notwithstanding such difference in duration of Interest Periods.

            "Unfunded Benefit Liabilities" means, with respect to any Benefit Plan at any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under ERISA Section 4001(a)(18).

            "United States" means the fifty States of the United States of America, the District of Columbia, and any territory of the United States of America.

            "United States Person" means a corporation, partnership or other entity created, organized or incorporated under the laws of the United States of America or a State thereof (including the District of Columbia).

            "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

            "Wholly Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the Capital Securities and all other ownership interests and rights to acquire ownership interests of which (except directors' qualifying shares) are, directly or indirectly, owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more of such Subsidiaries; unless otherwise specified, "Wholly Owned Subsidiary" means a Wholly Owned Subsidiary of AWT.

            Section 11.02. Other Interpretive Provisions. (a) Except as otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns, (ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any Note or any other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

            (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

            (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

            (d) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

            (e) Each authorization in favor of any Agent, the Issuing Bank, the Banks or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

            (f) Except as otherwise specified herein, all references herein to any Agent, the Issuing Bank, any Bank or any Loan Party shall be deemed to refer to such Person however designated in Loan Documents, so that (i) a reference to rights or duties of any Agent under the Loan Documents shall be deemed to include the rights or duties of such Person as the Secured Party under the Security Agreement and as the mortgagee under the Mortgages, (ii) a reference to costs incurred by a Bank in connection with the Loan Documents shall be deemed to include costs incurred by such Person as a Guaranteed Party hereunder, as a Principal under the Security Agreement or as the mortgagee under the Mortgages and (iii) a reference to the obligations of a Borrower under the Loan Documents shall be deemed to include the obligations of such Person as the Pledgor under the Security Agreement or as the mortgagor under the Mortgages.

            Section 11.03. Accounting Matters. Unless otherwise specified herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles, except, in the case of such financial statements, for departures from Generally Accepted Accounting Principles that may from time to time be approved in writing by the independent certified public accountants who are at the time, in accordance with Section 5.01(b), reporting on the Borrower's financial statements.

            Section 11.04. Representations and Warranties. All Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time (except to the extent that such representation and warranty expressly relates to a specified date) and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made (except to the extent that such representation and warranty expressly relates to a specified date).

            Section 11.05. Captions. Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

            Section 11.06. Interpretation of Related Documents. Except as otherwise specified therein, terms that are defined herein that are used in Notes, certificates, opinions and other documents delivered in connection herewith shall have the meanings ascribed to them herein and such documents shall be otherwise interpreted in accordance with the provisions of this
Article 11.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.


BORROWER AND GUARANTOR:             AIR & WATER TECHNOLOGIES
                                    CORPORATION


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


AGENTS:                             THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Administrative Agent, as
                                       Arranging Agent and as a Bank


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    SOCIETE GENERALE, NEW YORK BRANCH,
                                      as Arranging Agent, as Collateral
                                      Agent, as Issuing Bank and as a
                                      Bank


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


BANKS:                              ABN AMRO BANK N.V., NEW YORK BRANCH


                                    By
                                       ---------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    BANQUE FRANCAISE DU COMMERCE EXTERIEUR



                                    By
                                       ---------------------------
                                       Name:

CREDIT AGREEMENT
                                    BANQUE PARIBAS


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    CHEMICAL BANK


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                    EUROPEENNE


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    By
                                       ---------------------------
                                       Name:
                                       Title:



                                    CREDIT LYONNAIS


                                    By
                                       ---------------------------
                                       Name:
                                       Title:



                                    MIDLANTIC BANK, N.A.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:




CREDIT AGREEMENT
BORROWERS AND GUARANTORS:           RESEARCH COTTRELL, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    FLEX-KLEEN CORP.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    RESEARCH-COTTRELL TECHNOLOGIES, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    CUSTODIS-COTTRELL, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    CUSTODIS-ECODYNE, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    REGENERATIVE ENVIRONMENTAL EQUIPMENT CO.,
                                    INC. (REECO)


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    THERMAL TRANSFER CORPORATION (TTC)


                                    By
                                       ---------------------------
                                       Name:
                                       Title:
CREDIT AGREEMENT
                                    METCALF & EDDY, INC. (M & E)


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    METCALF & EDDY INTERNATIONAL, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    METCALF & EDDY SERVICES INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    METCALF & EDDY OF MICHIGAN, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    METCALF & EDDY OF NEW YORK, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    M & E PACIFIC, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    METCALF & EDDY OF OHIO, INC.


                                    By
                                       Name:
                                       ---------------------------
                                       Title:

CREDIT AGREEMENT
                                    METCALF & EDDY TECHNOLOGIES, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    PIECO, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    RESEARCH-COTTRELL (CANADA) LTD.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    CUSTODIS-COTTRELL CANADA, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    PROFESSIONAL SERVICES GROUP, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    2815869 CANADA, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


GUARANTORS:                         AWT MANAGEMENT COMPANY, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:

CREDIT AGREEMENT
                                    CUSTODIS-COTTRELL INTERNATIONAL, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    METCALF & EDDY OF MASSACHUSETTS, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


                                    ZECCO, INC.


                                    By
                                       ---------------------------
                                       Name:
                                       Title:


Agreement Date:












CREDIT AGREEMENT



GUARANTORS:                         AWT AIR & WATER TECHNOLOGIES CANADA, LTD.


                                    By
                                       Name:
                                       Title:


                                    RESEARCH-COTTRELL INTERMEDIATE HOLDING
                                    CORPORATION


                                    By
                                       Name:
                                       Title:


Agreement Date:






























CREDIT AGREEMENT





                     AIR & WATER TECHNOLOGIES CORPORATION
                                      AND
                 THE OTHER BORROWERS LISTED ON ANNEX A HERETO


                                     NOTE


                                                                March 10, 1995


            FOR VALUE RECEIVED, AIR & WATER TECHNOLOGIES CORPORATION ("AWT") and THE OTHER BORROWERS LISTED ON ANNEX A HERETO (together with AWT being referred to herein, jointly and severally, as the "Borrowers") hereby, jointly and severally, promise to pay to the order of THE FIRST NATIONAL BANK OF CHICAGO (the "Bank") the principal amount of Twenty-five Million Dollars ($25,000,000.00), or, if less, the principal amount of the Loans of the Bank outstanding, on the dates and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in
Section 1.11 of such Credit Agreement.

            Each Loan of the Bank and each payment, prepayment or conversion with respect thereto, shall be evidenced by the records of the Bank.

            Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

            This Note evidences Loans made under, and is entitled to the benefits of, the Secured Guaranteed Credit Agreement (the "Credit Agreement"), dated as of March 10, 1995, among the Borrowers, as Borrowers and Guarantors, the Banks listed on the signature pages thereof, The First National Bank of Chicago and Societe Generale, New York Branch, as Arranging Agents, The First National Bank of Chicago, as Administrative Agent, and Societe Generale, New York Branch, as Collateral Agent and Issuing Bank, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Note is also entitled to the benefits of the Security Agreement and the Mortgages.







                     AIR & WATER TECHNOLOGIES CORPORATION
                                      AND
                 THE OTHER BORROWERS LISTED ON ANNEX A HERETO


                                     NOTE


                                                                March 10, 1995


            FOR VALUE RECEIVED, AIR & WATER TECHNOLOGIES CORPORATION ("AWT") and THE OTHER BORROWERS LISTED ON ANNEX A HERETO (together with AWT being referred to herein, jointly and severally, as the "Borrowers") hereby, jointly and severally, promise to pay to the order of SOCIETE GENERALE, NEW YORK BRANCH (the "Bank") the principal amount of Twenty-five Million Dollars ($25,000,000.00), or, if less, the principal amount of the Loans of the Bank outstanding, on the dates and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in
Section 1.11 of such Credit Agreement.

            Each Loan of the Bank and each payment, prepayment or conversion with respect thereto, shall be evidenced by the records of the Bank.

            Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

            This Note evidences Loans made under, and is entitled to the benefits of, the Secured Guaranteed Credit Agreement (the "Credit Agreement"), dated as of March 10, 1995, among the Borrowers, as Borrowers and Guarantors, the Banks listed on the signature pages thereof, The First National Bank of Chicago and Societe Generale, New York Branch, as Arranging Agents, The First National Bank of Chicago, as Administrative Agent, and Societe Generale, New York Branch, as Collateral Agent and Issuing Bank, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Note is also entitled to the benefits of the Security Agreement and the Mortgages.







                     AIR & WATER TECHNOLOGIES CORPORATION
                                      AND
                 THE OTHER BORROWERS LISTED ON ANNEX A HERETO


                                     NOTE


                                                                March 10, 1995


            FOR VALUE RECEIVED, AIR & WATER TECHNOLOGIES CORPORATION ("AWT") and THE OTHER BORROWERS LISTED ON ANNEX A HERETO (together with AWT being referred to herein, jointly and severally, as the "Borrowers") hereby, jointly and severally, promise to pay to the order of CHEMICAL BANK (the "Bank") the principal amount of Twenty Million Dollars ($20,000,000.00), or, if less, the principal amount of the Loans of the Bank outstanding, on the dates and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Credit Agreement.

            Each Loan of the Bank and each payment, prepayment or conversion with respect thereto, shall be evidenced by the records of the Bank.

            Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

            This Note evidences Loans made under, and is entitled to the benefits of, the Secured Guaranteed Credit Agreement (the "Credit Agreement"), dated as of March 10, 1995, among the Borrowers, as Borrowers and Guarantors, the Banks listed on the signature pages thereof, The First National Bank of Chicago and Societe Generale, New York Branch, as Arranging Agents, The First National Bank of Chicago, as Administrative Agent, and Societe Generale, New York Branch, as Collateral Agent and Issuing Bank, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Note is also entitled to the benefits of the Security Agreement and the Mortgages.







                     AIR & WATER TECHNOLOGIES CORPORATION
                                      AND
                 THE OTHER BORROWERS LISTED ON ANNEX A HERETO


                                     NOTE


                                                                March 10, 1995


            FOR VALUE RECEIVED, AIR & WATER TECHNOLOGIES CORPORATION ("AWT") and THE OTHER BORROWERS LISTED ON ANNEX A HERETO (together with AWT being referred to herein, jointly and severally, as the "Borrowers") hereby, jointly and severally, promise to pay to the order of COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE (the "Bank") the principal amount of Fifteen Million Dollars ($15,000,000.00), or, if less, the principal amount of the Loans of the Bank outstanding, on the dates and in the amounts specified in Section
1.04 of the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Credit Agreement.

            Each Loan of the Bank and each payment, prepayment or conversion with respect thereto, shall be evidenced by the records of the Bank.

            Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

            This Note evidences Loans made under, and is entitled to the benefits of, the Secured Guaranteed Credit Agreement (the "Credit Agreement"), dated as of March 10, 1995, among the Borrowers, as Borrowers and Guarantors, the Banks listed on the signature pages thereof, The First National Bank of Chicago and Societe Generale, New York Branch, as Arranging Agents, The First National Bank of Chicago, as Administrative Agent, and Societe Generale, New York Branch, as Collateral Agent and Issuing Bank, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Note is also entitled to the benefits of the Security Agreement and the Mortgages.







                     AIR & WATER TECHNOLOGIES CORPORATION
                                      AND
                 THE OTHER BORROWERS LISTED ON ANNEX A HERETO


                                     NOTE


                                                                March 10, 1995


            FOR VALUE RECEIVED, AIR & WATER TECHNOLOGIES CORPORATION ("AWT") and THE OTHER BORROWERS LISTED ON ANNEX A HERETO (together with AWT being referred to herein, jointly and severally, as the "Borrowers") hereby, jointly and severally, promise to pay to the order of ABN AMRO BANK N.V., NEW YORK BRANCH (the "Bank") the principal amount of Thirteen Million Dollars ($13,000,000.00), or, if less, the principal amount of the Loans of the Bank outstanding, on the dates and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in
Section 1.11 of such Credit Agreement.

            Each Loan of the Bank and each payment, prepayment or conversion with respect thereto, shall be evidenced by the records of the Bank.

            Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

            This Note evidences Loans made under, and is entitled to the benefits of, the Secured Guaranteed Credit Agreement (the "Credit Agreement"), dated as of March 10, 1995, among the Borrowers, as Borrowers and Guarantors, the Banks listed on the signature pages thereof, The First National Bank of Chicago and Societe Generale, New York Branch, as Arranging Agents, The First National Bank of Chicago, as Administrative Agent, and Societe Generale, New York Branch, as Collateral Agent and Issuing Bank, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Note is also entitled to the benefits of the Security Agreement and the Mortgages.







                     AIR & WATER TECHNOLOGIES CORPORATION
                                      AND
                 THE OTHER BORROWERS LISTED ON ANNEX A HERETO


                                     NOTE


                                                                March 10, 1995


            FOR VALUE RECEIVED, AIR & WATER TECHNOLOGIES CORPORATION ("AWT") and THE OTHER BORROWERS LISTED ON ANNEX A HERETO (together with AWT being referred to herein, jointly and severally, as the "Borrowers") hereby, jointly and severally, promise to pay to the order of BANQUE FRANCAISE du COMMERCE EXTERIEUR (the "Bank") the principal amount of Eleven Million Dollars ($11,000,000.00), or, if less, the principal amount of the Loans of the Bank outstanding, on the dates and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in
Section 1.11 of such Credit Agreement.

            Each Loan of the Bank and each payment, prepayment or conversion with respect thereto, shall be evidenced by the records of the Bank.

            Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

            This Note evidences Loans made under, and is entitled to the benefits of, the Secured Guaranteed Credit Agreement (the "Credit Agreement"), dated as of March 10, 1995, among the Borrowers, as Borrowers and Guarantors, the Banks listed on the signature pages thereof, The First National Bank of Chicago and Societe Generale, New York Branch, as Arranging Agents, The First National Bank of Chicago, as Administrative Agent, and Societe Generale, New York Branch, as Collateral Agent and Issuing Bank, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Note is also entitled to the benefits of the Security Agreement and the Mortgages.







                     AIR & WATER TECHNOLOGIES CORPORATION
                                      AND
                 THE OTHER BORROWERS LISTED ON ANNEX A HERETO


                                     NOTE


                                                                March 10, 1995


            FOR VALUE RECEIVED, AIR & WATER TECHNOLOGIES CORPORATION ("AWT") and THE OTHER BORROWERS LISTED ON ANNEX A HERETO (together with AWT being referred to herein, jointly and severally, as the "Borrowers") hereby, jointly and severally, promise to pay to the order of MIDLANTIC BANK, N.A. (the "Bank") the principal amount of Seven Million Dollars ($7,000,000.00), or, if less, the principal amount of the Loans of the Bank outstanding, on the dates and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Credit Agreement.

            Each Loan of the Bank and each payment, prepayment or conversion with respect thereto, shall be evidenced by the records of the Bank.

            Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

            This Note evidences Loans made under, and is entitled to the benefits of, the Secured Guaranteed Credit Agreement (the "Credit Agreement"), dated as of March 10, 1995, among the Borrowers, as Borrowers and Guarantors, the Banks listed on the signature pages thereof, The First National Bank of Chicago and Societe Generale, New York Branch, as Arranging Agents, The First National Bank of Chicago, as Administrative Agent, and Societe Generale, New York Branch, as Collateral Agent and Issuing Bank, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Note is also entitled to the benefits of the Security Agreement and the Mortgages.







                     AIR & WATER TECHNOLOGIES CORPORATION
                                      AND
                 THE OTHER BORROWERS LISTED ON ANNEX A HERETO


                                     NOTE


                                                                March 10, 1995


            FOR VALUE RECEIVED, AIR & WATER TECHNOLOGIES CORPORATION ("AWT") and THE OTHER BORROWERS LISTED ON ANNEX A HERETO (together with AWT being referred to herein, jointly and severally, as the "Borrowers") hereby, jointly and severally, promise to pay to the order of CREDIT LYONNAIS (the "Bank") the principal amount of Seven Million Dollars ($7,000,000.00), or, if less, the principal amount of the Loans of the Bank outstanding, on the dates and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Credit Agreement.

            Each Loan of the Bank and each payment, prepayment or conversion with respect thereto, shall be evidenced by the records of the Bank.

            Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

            This Note evidences Loans made under, and is entitled to the benefits of, the Secured Guaranteed Credit Agreement (the "Credit Agreement"), dated as of March 10, 1995, among the Borrowers, as Borrowers and Guarantors, the Banks listed on the signature pages thereof, The First National Bank of Chicago and Societe Generale, New York Branch, as Arranging Agents, The First National Bank of Chicago, as Administrative Agent, and Societe Generale, New York Branch, as Collateral Agent and Issuing Bank, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Note is also entitled to the benefits of the Security Agreement and the Mortgages.







                     AIR & WATER TECHNOLOGIES CORPORATION
                                      AND
                 THE OTHER BORROWERS LISTED ON ANNEX A HERETO


                                     NOTE


                                                                March 10, 1995


            FOR VALUE RECEIVED, AIR & WATER TECHNOLOGIES CORPORATION ("AWT") and THE OTHER BORROWERS LISTED ON ANNEX A HERETO (together with AWT being referred to herein, jointly and severally, as the "Borrowers") hereby, jointly and severally, promise to pay to the order of BANQUE PARIBAS (the "Bank") the principal amount of Seven Million Dollars ($7,000,000.00), or, if less, the principal amount of the Loans of the Bank outstanding, on the dates and in the amounts specified in Section 1.04 of the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in Section 1.03 of such Credit Agreement. All payments due the Bank hereunder shall be made to the Bank at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Credit Agreement.

            Each Loan of the Bank and each payment, prepayment or conversion with respect thereto, shall be evidenced by the records of the Bank.

            Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

            This Note evidences Loans made under, and is entitled to the benefits of, the Secured Guaranteed Credit Agreement (the "Credit Agreement"), dated as of March 10, 1995, among the Borrowers, as Borrowers and Guarantors, the Banks listed on the signature pages thereof, The First National Bank of Chicago and Societe Generale, New York Branch, as Arranging Agents, The First National Bank of Chicago, as Administrative Agent, and Societe Generale, New York Branch, as Collateral Agent and Issuing Bank, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Note is also entitled to the benefits of the Security Agreement and the Mortgages.



            THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PRINCIPLES).


                                    AIR & WATER TECHNOLOGIES
                                    CORPORATION



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    RESEARCH COTTRELL, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    FLEX-KLEEN CORP.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    RESEARCH-COTTRELL TECHNOLOGIES, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    CUSTODIS-COTTRELL, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:




                                    CUSTODIS-ECODYNE, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    REGENERATIVE ENVIRONMENTAL EQUIPMENT CO.,
                                    INC. (REECO)



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    THERMAL TRANSFER CORPORATION (TTC)



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    METCALF & EDDY, INC. (M & E)



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    METCALF & EDDY INTERNATIONAL, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    METCALF & EDDY SERVICES INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:




                                    METCALF & EDDY OF MICHIGAN, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    METCALF & EDDY OF NEW YORK, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    M & E PACIFIC, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    METCALF & EDDY OF OHIO, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    METCALF & EDDY TECHNOLOGIES, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    PIECO, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:




                                    RESEARCH-COTTRELL (CANADA) LTD.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    CUSTODIS-COTTRELL CANADA, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    PROFESSIONAL SERVICES GROUP, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:


                                    2815869 CANADA, INC.



                                    By
                                      ---------------------------
                                       Name:
                                       Title:



                                                                       ANNEX A


                               LIST OF BORROWERS


Air & Water Technologies Corporation (AWT)
Research Cottrell, Inc.
Flex-Kleen Corp.
Research-Cottrell Technologies, Inc.
Custodis-Cottrell, Inc.
Custodis-Ecodyne, Inc.
Regenerative Environmental Equipment Co., Inc. (REECO)
Thermal Transfer Corporation (TTC)
Metcalf & Eddy, Inc. (M & E)
Metcalf & Eddy International, Inc.
Metcalf & Eddy Services Inc.
Metcalf & Eddy of Michigan, Inc.
Metcalf & Eddy of New York, Inc.
M & E Pacific, Inc.
Metcalf & Eddy of Ohio, Inc.
Metcalf & Eddy Technologies, Inc.
Pieco, Inc.
Research-Cottrell (Canada) Ltd.
Custodis-Cottrell Canada, Inc.
Professional Services Group, Inc.
2815869 Canada, Inc.